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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FTD Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 9, 2015

        The 2015 annual meeting of stockholders of FTD Companies, Inc. ("FTD" or the "Company") will be held on June 9, 2015, at 9:00 a.m. Central Time, at our corporate offices at 3113 Woodcreek Drive, Downers Grove, IL 60515, for the following purposes:

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  to elect three directors to serve on our Board of Directors for a term of office to expire at the third annual stockholders' meeting following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal;

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  to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

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  to approve the amendment and restatement of the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan;

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  to approve the FTD Companies, Inc. 2015 Employee Stock Purchase Plan; and

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  to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials via the Internet. We believe that this approach provides a convenient way for stockholders to access their proxy materials and vote their shares, while lowering our printing and delivery costs and reducing the environmental impact associated with our annual meeting.

        Only stockholders of record at the close of business on April 16, 2015, the record date, are entitled to notice of and to vote at the annual meeting.

        Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. Please vote before the annual meeting using the Internet, telephone or, if you received printed proxy materials, by signing, dating and mailing the proxy card in the pre-paid envelope, to ensure that your vote will be counted. Please review the instructions on each of your voting options described in the accompanying proxy statement or, if applicable, in the Notice of Internet Availability of Proxy Materials, or Notice, you received in the mail. Your proxy may be revoked before the vote at the annual meeting by following the procedures outlined in the accompanying proxy statement or, if applicable, the Notice you received in the mail.

Sincerely,
Robert S. Apatoff President, Chief Executive Officer and Director

Downers Grove, Illinois
April 28, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2015

The Notice, 2015 Proxy Statement and 2014 Annual Report
are available at http://materials.proxyvote.com/30281V

FTD Companies, Inc.
3113 Woodcreek Drive
Downers Grove, Illinois 60515

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2015

General

        This proxy statement is furnished to our stockholders in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on June 9, 2015, at 9:00 a.m. Central Time, at our corporate offices at 3113 Woodcreek Drive, Downers Grove, IL 60515, for the purposes of:

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  electing three directors to serve on our Board of Directors for a term of office to expire at the third annual stockholders' meeting following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal;

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  ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

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  approving the amendment and restatement of the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan (the "Amended Plan");

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  approving the FTD Companies, Inc. 2015 Employee Stock Purchase Plan (the "2015 ESPP"); and

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  transacting such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Separation from United Online, Inc.

        On November 1, 2013, we became an independent, publicly-traded company on the NASDAQ Global Select Market ("NASDAQ") under the symbol "FTD." Prior to November 1, 2013, FTD Companies, Inc. was a wholly-owned subsidiary of United Online, Inc. ("United Online"). On November 1, 2013, United Online separated into two independent, publicly-traded companies: FTD Companies, Inc. and United Online, Inc. (the "Separation"). The Separation was consummated through a tax-free dividend involving the distribution of all shares of FTD common stock to United Online's stockholders. In connection with the Separation, holders of United Online common stock received one share of our common stock for every five shares of United Online common stock held on the record date (prior to giving effect to a reverse stock split of United Online shares). For additional information and risks associated with our separation from United Online, see "Risk Factors," which appears in Item 1A of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 13, 2015.

Acquisition of Provide Commerce

        On December 31, 2014, we acquired from a wholly-owned subsidiary of Liberty Interactive Corporation ("Liberty") all of the issued and outstanding shares of common stock of Provide Commerce, Inc., an indirect wholly-owned subsidiary of Liberty ("Provide Commerce"), for a purchase price consisting of (i) cash consideration of approximately $145 million, which included $23 million for Provide Commerce's estimated cash on hand, net of an estimated working capital adjustment, and (ii) 10,203,010 shares of FTD common stock, representing approximately 35% of the issued and outstanding shares of our common stock (the "Acquisition"). Upon the closing of the Acquisition, Provide Commerce became an indirect wholly-owned subsidiary of FTD. The purchase price is subject to adjustment based on the final closing working capital. For additional information and risks associated with the Acquisition, see "Risk Factors," which appears in Item 1A of our Annual Report on Form 10-K filed with the SEC on March 13, 2015.

        Concurrent with the closing of the Acquisition, FTD and Liberty entered into an investor rights agreement (the "Investor Rights Agreement"), which governs certain rights of and restrictions on Liberty in connection with the shares of FTD common stock that Liberty owns as a result of the Acquisition. In addition, in connection with the close of the Acquisition, our Board of Directors was increased from seven to eleven directors, with Liberty selecting four new directors for appointment to our Board. See "Related-Party Transactions" below.

        As described below in the section "Ownership of Securities," as of April 16, 2015, Liberty beneficially owned 10,203,010 shares of our common stock.

Internet Availability of Proxy Materials

        Under SEC rules, we are providing our stockholders with access to our proxy materials, which include this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, on the Internet in lieu of mailing printed copies. We believe that these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.

        You will receive, in the mail, a "Notice Regarding the Availability of Proxy Materials" (the "Notice"). The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. We will begin mailing the Notice to stockholders on or about April 28, 2015, and the proxy materials will be first made available on the Internet on or about April 28, 2015.

        The Notice will contain instructions on how to access and review our proxy materials and vote online. The Notice also will contain instructions on how you can request a printed copy of our proxy materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a printed or electronic copy of our proxy materials for the annual meeting and indicate such delivery preference for future proxy solicitations. If you request a printed or electronic copy of the proxy materials by Internet or telephone, you will be able to select whether you want this delivery method for future proxy solicitations. If you make such request by email and would like this delivery method for future proxy solicitations, you must specifically state in your email that such delivery preference should remain in effect for future proxy solicitations. Your request to receive future materials in paper or via email will remain in effect for future proxy solicitations until you terminate it. A copy of our proxy materials is available, free of charge, on our corporate website (www.ftdcompanies.com) under "Investor Relations." By referring to our website, we do not incorporate the website or any portion of the website by reference into this proxy statement.

        We also follow a procedure called "householding," which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice to stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. All stockholders have the ability to access the proxy materials on the website referred to in the Notice. If you would like to receive a separate copy of the Notice or future notices regarding the availability of proxy materials (or, if you requested a printed copy of the proxy materials, an additional printed copy of the proxy materials), please submit your request to: FTD Companies, Inc., c/o Investor Relations, 3113 Woodcreek Drive, Downers Grove, Illinois 60515, telephone: (630) 724-6984, email: ir@ftdi.com. Similarly, if you share an address with another stockholder and received multiple copies of the Notice, you may write or call us at the above address and telephone number to make arrangements to receive a single copy of the Notice at the shared address in the future.

        If your shares are registered differently or are held in more than one account at a brokerage firm, bank, broker-dealer or other similar organization, you may receive more than one Notice. Please follow the instructions printed on each Notice that you receive and vote the shares represented by each Notice to ensure that all of your shares are voted. If you requested to receive a printed copy of the proxy materials, please follow the voting instructions on the proxy cards or voting instruction forms, as applicable, and vote all proxy cards or voting instruction forms, as applicable, to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address whenever possible. If you are a registered holder, you can accomplish this by contacting our transfer agent, Computershare, at (800) 962-4284 or in writing at Computershare, 250 Royall Street, Canton, Massachusetts 02021. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you can accomplish this by contacting the brokerage firm, bank, broker-dealer or other similar organization.

Voting; Quorum

        Our outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting. Common stockholders of record at the close of business on April 16, 2015, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. On the record date, 28,698,869 shares of our common stock were issued and outstanding. Each share of common stock is entitled to one vote. The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on April 16, 2015 will constitute a quorum.

        All votes will be tabulated by the Inspector of Elections appointed for the annual meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are shares held of record by, among others, brokerage firms or financial institutions but not voted due to the failure of the beneficial owners of those shares to provide voting instructions in cases in which such brokerage firms or financial institutions do not have discretion to vote on the proposal without such instructions. See "Voting Procedure—Beneficial Owners of Shares Held in Street Name" below. Abstentions and broker non-votes are counted as present for purposes of determining whether there is a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved, if that proposal involves a non-routine matter. The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 is a routine matter. Non-routine matters are the election of the three directors to serve on our Board of Directors, the approval of the Amended Plan and the approval of the 2015 ESPP.

        The election of directors will be by plurality vote of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote, and the three nominees receiving the highest number of affirmative votes will be elected. Votes marked "withheld" and broker non-votes will not affect the outcome of the election, although they will be counted as present for purposes of determining whether there is a quorum.

        Ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter. Abstentions with respect to this proposal will count as votes against this proposal.

        Approval of the Amended Plan and the 2015 ESPP require the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter. Abstentions will count as negative votes, and broker non-votes will not be taken into account.

Voting Procedure

        Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are a stockholder of record and you received the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials and how to vote by proxy. You can vote in person at the annual meeting or by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to us, your vote will not count. There are three ways stockholders of record can vote by proxy: (1) by telephone (by requesting a printed copy of the proxy materials and following the instructions on the proxy card, or by following the instructions on the Internet); (2) by Internet (by following the instructions provided in the Notice); or (3) by requesting (via telephone, Internet or email) a printed copy of the proxy materials, and then completing and returning the proxy card enclosed in such materials prior to the annual meeting or submitting a signed proxy card at the annual meeting. Unless there are different instructions on the proxy card, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the annual meeting:

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  FOR the election of each of the director nominees listed in Proposal One (unless the authority to vote for the election of any such director nominee is withheld);

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  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal Two;

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  FOR the approval of the Amended Plan described in Proposal Three; and

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  FOR the approval of the 2015 ESPP described in Proposal Four.

        Beneficial Owners of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and such organization forwarded to you the Notice by mail with instructions regarding how to view our proxy materials on the Internet, how to receive a paper or email copy of the proxy materials and how to vote by proxy. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to such organization, your vote will not count. There are two ways beneficial owners of shares held in street name can vote by proxy: (1) by requesting a printed copy of the proxy materials and following the instructions on the voting instruction form; or (2) by Internet by following the instructions provided in the Notice. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. If you do not provide such organization with specific voting instructions, under the rules of the various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If such organization does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our Inspector of Elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." A broker non-vote will have the effects described above under "Voting; Quorum."

        Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business is presented at the annual meeting, your signed proxy or your authenticated Internet or telephone proxy, will give authority to each of Scott D. Levin and Becky A. Sheehan to vote on such matters at his or her discretion.

YOUR VOTE IS IMPORTANT. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

        You may revoke your proxy at any time before it is actually voted at the annual meeting by:

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  delivering written notice of revocation to our Corporate Secretary at 3113 Woodcreek Drive, Downers Grove, Illinois 60515;

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  submitting a later dated proxy; or

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  attending the annual meeting and voting in person.

        Your attendance at the annual meeting will not, by itself, constitute a revocation of your proxy. You may also be represented by another person present at the annual meeting by executing a form of proxy designating that person to act on your behalf.

        Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial owner of our shares, but those shares are held of record by another person such as a brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote the shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Solicitation

        This solicitation is made on behalf of our Board of Directors, and we will pay the costs of solicitation. Copies of solicitation materials will be furnished to banks, brokerage firms and other custodians, nominees and fiduciaries holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners upon request. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to our stockholders. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies by telephone, facsimile or personal interview. No additional compensation will be paid to these individuals for any such services.

Stockholder Proposals for 2016 Annual Meeting

        Stockholder proposals that are intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement relating to the 2016 annual meeting must be received by us no later than December 30, 2015, which is 120 calendar days before the anniversary of the date on which this proxy statement was first distributed to our stockholders. If the date of the 2016 annual meeting is moved more than 30 days prior to, or more than 30 days after, June 9, 2016, the deadline for inclusion of proposals in our proxy statement for the 2016 annual meeting instead will be a reasonable time before we begin to print and mail our proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2016 annual meeting.

        If a stockholder wishes to present a proposal at our 2016 annual meeting of stockholders and the proposal is not intended to be included in our proxy statement relating to the 2016 annual meeting, the stockholder must give advance notice to us prior to the deadline (the "Bylaw Deadline") for the annual meeting determined in accordance with our second amended and restated bylaws ("bylaws"). Under our bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than March 11, 2016, and no earlier than February 10, 2016, which dates are 90 days and 120 days, respectively, prior to the anniversary of the date of this year's annual meeting.

        However, if we determine to change the date of the 2016 annual meeting so that it occurs more than 30 days prior to, or more than 30 days after June 9, 2016, stockholder proposals intended for presentation at the 2016 annual meeting but not intended to be included in our proxy statement relating to the 2016 annual meeting must be delivered to or mailed and received by our Corporate Secretary at 3113 Woodcreek Drive, Downers Grove, Illinois 60515 no later than the close of business on the tenth day following the day on which such notice of the date of the 2016 annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs (the "Alternate Date"). If a stockholder gives notice of such proposal after the Bylaw Deadline (or the Alternate Date, if applicable), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2016 annual meeting. All stockholder proposals must be in the form required by our bylaws.

        If a stockholder complies with such procedures and submits the proposal before the Bylaw Deadline (or the Alternate Date, if applicable), then the holders of proxies solicited by our Board of Directors for the annual meeting of stockholders at which that proposal is submitted will not have discretionary voting power with respect to that proposal and cannot vote those proxies in the absence of specific voting instructions from the persons who gave those proxies. For information and procedures regarding a stockholder's ability to nominate directors at an annual meeting or recommend to the Nominating and Corporate Governance Committee candidates for nomination as a director at an annual meeting, see "Stockholder Recommendations for Nominations to the Board of Directors" and "Director Nominees—Stockholder Nominations of Directors," which appear elsewhere in this proxy statement.

        We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the annual meeting or any adjournment or postponement thereof.

 MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors is divided into three classes with staggered terms, which will usually be approximately three years in length. Our bylaws provide that each director, once elected, holds office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

        The class whose term expires at this annual meeting has three directors, James T. Armstrong, Candace H. Duncan and Dennis Holt, who are all nominated for re-election. Each of the directors elected at this annual meeting will hold office for a term to expire at the third annual meeting of stockholders following his or her election until his or her successor is duly elected and qualified or until such person's earlier resignation or removal. If all three nominees are elected, our Board of Directors will consist of eleven individuals.

        The nominees named below have agreed to serve if elected, and we have no reason to believe that they will be unavailable to serve. If, however, the nominees named below are unable to serve or decline to serve at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by our Board of Directors. Unless a stockholder specifies otherwise, a returned, signed proxy will be voted FOR the election of each of the nominees listed below.

        The following table sets forth information with respect to the persons nominated for re-election at the annual meeting:

Name	Age	Director Since	Position(s)
James T. Armstrong	49	2013	Director; Nominating and Corporate Governance Committee Chairman; Member of Audit Committee
Candace H. Duncan	61	2014	Director; Member of the Audit Committee
Dennis Holt	78	2013	Director; Member of Compensation and Nominating and Corporate Governance Committees

        James T. Armstrong has served as one of our directors since November 2013. Mr. Armstrong also has served as a director of United Online since September 2001 and was a director of NetZero, Inc. ("NetZero") from 1998 until September 2001. Mr. Armstrong has been a Managing Director with Clearstone Venture Partners (formerly idealab! Capital Partners), an incubator and financier of early stage startup companies, since August 1998. From May 1995 to August 1998, Mr. Armstrong was an associate with Austin Ventures. From September 1989 to March 1992, Mr. Armstrong was a senior auditor with Ernst & Young. Mr. Armstrong serves on the board of directors of several private companies. Mr. Armstrong received his B.A. in economics from the University of California at Los Angeles and his M.B.A. from the University of Texas. Serving as a Managing Director of a venture capital fund focused on growing technology companies in a variety of markets, Mr. Armstrong brings to our Board of Directors well developed business and financial acumen critical to our company. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Armstrong possesses a breadth of knowledge regarding our business.

        Candace H. Duncan has served as one of our directors since her appointment on December 31, 2014 in connection with the closing of the Acquisition. Ms. Duncan retired from KPMG LLP in November 2013 where she was managing partner of the Washington, D.C. metropolitan area since 2009. Ms. Duncan also was on the KPMG LLP board of directors from 2009 to 2013, and served as chairwoman of that board's nominating committee as well as the partnership and employer of choice committee. Prior to her appointment to the KPMG LLP board of directors she served in various roles at the firm, including managing partner for audit for the Mid-Atlantic area and audit partner in charge for the Virginia business unit. Ms. Duncan was admitted to the KPMG LLP partnership in 1987 and has more than 35 years of experience as a professional with the firm. Ms. Duncan currently serves on the board of directors of Discover Financial Services where she also serves as a member of their Audit Committee. Ms. Duncan received a Bachelor of Science degree in accounting from Kansas State University. Ms. Duncan's extensive experience in public company accounting, financial statements and corporate finance provides her with significant skills and knowledge to serve on our Board of Directors. Ms. Duncan was designated by Liberty for nomination as a director pursuant to the terms of the Investor Rights Agreement.

        Dennis Holt has served as one of our directors since November 2013. Mr. Holt also has served as a director of United Online since September 2001 and was a director of NetZero from January 2001 until September 2001. Mr. Holt founded US International Media LLC, a media services agency, and has been its Chairman and Chief Executive Officer since March 2004. Mr. Holt also serves as Chairman and Chief Executive Officer of Patriot Communications LLC, a telecommunications service bureau, which he created in 1990 as a subsidiary of Western International Media. Mr. Holt founded Western International Media, a media buying service, in 1970 and was the Chairman and Chief Executive Officer from 1970 through January 2002. Mr. Holt also serves on the board of directors of several private and philanthropic companies. Mr. Holt received his B.A. in administration from the University of Southern California. Mr. Holt brings to our Board of Directors valuable insight on various aspects of consumer marketing, having served as Chairman and Chief Executive Officer of several companies focused on advertising media. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Holt possesses a breadth of knowledge regarding our business.

Continuing Directors

        Our other directors are as follows:

Name	Age	Director Since	Position(s)
Robert S. Apatoff	56	2013	President and Chief Executive Officer; Director
Tracey L. Belcourt	48	2014	Director
Robert Berglass	77	2013	Board of Directors Chairman; Compensation Committee Chairman; Member of Audit Committee
Sue Ann R. Hamilton	54	2014	Director; Member of Nominating and Corporate Governance Committee
Joseph W. Harch	61	2013	Director; Audit Committee Chairman; Member of Compensation Committee
Robin S. Pringle	36	2014	Director
Christopher W. Shean	49	2014	Director; Member of Compensation Committee
Michael J. Silverstein	59	2014	Director; Member of Nominating and Corporate Governance Committee

        The terms for Messrs. Apatoff, Berglass and Shean and Ms. Hamilton will expire at our 2016 annual meeting of stockholders and the terms for Messrs. Harch and Silverstein and Mses. Belcourt and Pringle will expire at the next annual meeting of stockholders thereafter.

        Robert S. Apatoff is our President and Chief Executive Officer and has served as one of our directors since November 2013. Mr. Apatoff served as President of FTD Group, Inc. from November

2008 to October 2013. He also served as a member of the board of directors of FTD Group, Inc., from November 2004 to August 2008. From August 2003 to May 2008, Mr. Apatoff served as President and Chief Executive Officer of Rand McNally & Company and then as Managing Director of Patriarch Partners, LLC's consumer brands portfolio from May to October 2008, following Patriarch's acquisition of Rand McNally & Company. Prior to that, Mr. Apatoff served as Senior Vice President and Chief Marketing Officer at The Allstate Corporation, and held senior management and marketing positions at Aetna, Inc., L.A. Gear, Inc., Reebok International, Ltd. and Anheuser-Busch, Inc. Mr. Apatoff earned a Bachelor's degree in communications from DePauw University. From his consistent, successful career at several large blue-chip consumer focused companies across diverse industries, Mr. Apatoff brings to our Board of Directors significant leadership, organizational and operational management skills combined with a wealth of experience in consumer-oriented businesses vital to a public company in the consumer products space. In addition, having served as President of FTD Group, Inc. until October 2013, Mr. Apatoff possesses a breadth of knowledge regarding our business.

        Tracey L. Belcourt has served as one of our directors since February 2014. Ms. Belcourt is the Executive Vice President of Strategy for Mondelēz International, Inc. ("Mondelēz") where she leads the strategy function and mergers and acquisitions activities and is responsible for developing and implementing Mondelēz's growth strategy. Before joining Mondelēz in 2012, Ms. Belcourt worked at Bain & Co. in Toronto, where she was a partner for 13 years. At Bain, she specialized in the design and implementation of growth strategies to improve business performance across a variety of consumer industries. Prior to Bain, she was an economic consultant to the U.S. Agency for International Development in Africa. Ms. Belcourt also served as an assistant professor of economics at Concordia University in Montreal for five years. Ms. Belcourt has a Master's degree and Ph.D. in economics from Queen's University in Canada, and a Bachelor's degree in mathematics and economics from the University of Alberta. Through her extensive management and consulting roles, Ms. Belcourt brings to our Board of Directors significant leadership, oversight and operational management skills, as well as experience in strategy consulting and implementation. In addition, she has a deep knowledge of consumer industries and has significant international work experience.

        Robert Berglass has served as the non-executive Chairman of our Board of Directors since November 2013. Mr. Berglass also has served as a director of United Online since September 2001 and was a member of the board of directors of Classmates Media Corporation, a wholly-owned subsidiary of United Online, from September 2007 to January 2010. Mr. Berglass was a director of NetZero from November 2000 until September 2001. Mr. Berglass has been United Online's Lead Independent Director since February 2006. From February 2002 to August 2013, Mr. Berglass was a consultant to and served as the Chairman of DAVEXLABS LLC, an independent hair care company dedicated to salon professionals. From 1998 until April 2001, Mr. Berglass was the Chairman, Chief Executive Officer and President of Schwarzkopf & DEP, Inc. (formerly DEP Corporation), a division of Henkel KGAA. Mr. Berglass had held those positions following Henkel KGAA's acquisition of DEP Corporation in 1998. From 1969 to 1998, Mr. Berglass was the Chairman, Chief Executive Officer and President of DEP Corporation. Before joining DEP Corporation, Mr. Berglass held various positions at Faberge, Inc., including Corporate Executive Vice President. Having served as Chairman, Chief Executive Officer and President of a large, global personal care products company with some of the world's most recognized brands, Mr. Berglass is able to present valuable insight into organizational and operational management issues crucial to a public company, as well as valuable insight on various aspects of consumer marketing. In addition, having served as a director of United Online when we were a wholly-owned subsidiary of United Online, Mr. Berglass possesses a breadth of knowledge regarding our business.

        Sue Ann R. Hamilton has served as one of our directors since her appointment on December 31, 2014 in connection with the closing of the Acquisition. Prior to her April 2007 launch of Hamilton Media LLC, a consultancy for major media and technology companies, Ms. Hamilton served as

Executive Vice President—Programming for Charter Communications, Inc. ("Charter"), the nation's third largest cable and internet service provider, from April 2005 through March 2007, and as its Senior Vice President of Programming from March 2003 to April 2005. From March 1999 to November 2002, she served as Vice President of Programming for AT&T Broadband, L.L.C. ("AT&T Broadband") and prior to that, held numerous other management positions at AT&T Broadband and its predecessor, Tele-Communications, Inc. ("TCI") dating back to October 1993. Before beginning her cable television career, she was a partner at Chicago-based law firm Kirkland & Ellis, specializing in complex commercial transactions. A magna cum laude graduate of Carleton College in Northfield, Minnesota, Ms. Hamilton received her J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. As a result of her extensive management experience, Ms. Hamilton brings to our Board of Directors significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields. Ms. Hamilton is a Liberty designee and was appointed pursuant to the terms of the Investor Rights Agreement.

        Joseph W. Harch has served as one of our directors since November 2013. Mr. Harch has been the Managing Member of Harch Capital Management, LLC, a Registered Investment Advisor, from June 2011 to present. Harch Capital Management, LLC is the successor-in-interests to Harch Investment Advisors Inc., which Mr. Harch founded in 1991. From 1991 until May 2011, Mr. Harch has held various leadership positions with Harch Capital Management, LLC and its predecessor organizations. From 1990 to 1991, Mr. Harch was a senior investment banker employed by Donaldson, Lufkin & Jenrette, Inc. From 1988 to 1990, Mr. Harch served as the national High Yield and Corporate Syndicate Manager for Drexel Burnham Lambert, Inc., where he also served as a Managing Director in the Corporate Finance Department from 1984 to 1988. Mr. Harch was a First Vice President in the Corporate Finance Department of Prudential Bache Securities from 1982 to 1984 and a First Vice President in the Corporate Finance Department of Batemen Eichler, Hill Richards from 1979 to 1982. From 1975 to 1979, Mr. Harch was a Certified Public Accountant with Arthur Young & Company. Mr. Harch brings to our Board of Directors experience conducting audits for public companies, preparing audited financial statements, working with ratings agencies and serving as an investment banker to public companies. He also has significant experience advising corporate issuers in capital markets and merger and acquisition transactions.

        Robin S. Pringle has served as one of our directors since her appointment on December 31, 2014 in connection with the closing of the Acquisition. Ms. Pringle has been Vice President, Corporate Development of Liberty since January 2013. Ms. Pringle served as a Director, Corporate Development of Liberty from January 2010 to December 2012, and as a Manager, Corporate Development from July 2008 to December 2010. Ms. Pringle also serves as the Vice President, Corporate Development of Liberty Media Corporation. Prior to joining Liberty, she worked in the Strategic Planning and Business Development group at Del Monte Foods and in investment banking at Thomas Weisel Partners. She served as a director of Sirius XM Radio Inc. from January 18, 2013 to September 9, 2013. Ms. Pringle has a Masters of Business Administration from Kellogg School of Management and a Bachelor's degree in public policy from Duke University. Ms. Pringle brings to our Board of Directors significant corporate development and financial experience. Ms. Pringle is a Liberty designee and was appointed pursuant to the terms of the Investor Rights Agreement.

        Christopher W. Shean has served as one of our directors since his appointment on December 31, 2014 in connection with the closing of the Acquisition. Mr. Shean is the Chief Financial Officer and a Senior Vice President at Liberty. In this capacity, he serves as Liberty's principal financial and accounting officer. Prior to being named the Chief Financial Officer in November 2011, Mr. Shean served as Liberty's Controller for eleven years. Mr. Shean also serves as the Chief Financial Officer and a Senior Vice President of Liberty Media Corporation. Prior to joining Liberty, Mr. Shean was an audit partner with KPMG focusing mainly on clients operating in the media and entertainment industry.

Mr. Shean serves on the board of directors of TripAdvisor, Inc., and the Atlanta Braves. Mr. Shean also serves on the advisory committee for the Pamplin School of Business at Virginia Tech. Mr. Shean received a Bachelor of Science degree in accounting from Virginia Tech in 1987. Mr. Shean brings to our Board of Directors valuable business, financial and risk management advice. He also possesses a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions. Mr. Shean is a Liberty designee and was appointed pursuant to the terms of the Investor Rights Agreement.

        Michael J. Silverstein has served as one of our directors since January 2014. Mr. Silverstein is a senior partner and managing director in The Boston Consulting Group's ("BCG") Chicago office. He is a leader of BCG's Consumer practice, and originated many of their qualitative and quantitative research methodologies. He has significant experience in the fields of consumer behavior and brand development. Mr. Silverstein is the author of four books on consumer spending, including the fields of luxury goods, market development and the rising female economy. During his more than 30 years at BCG, Mr. Silverstein has served in various positions prior to his current role, including as a member of the BCG executive committee and as the global leader of BCG's client service initiative and the Consumer practice. Prior to joining BCG, Mr. Silverstein worked at United Press International as a reporter and later in new product development. He holds a Masters of Business Administration with distinction from Harvard Business School and a Bachelor's degree in economics and history from Brown University. Through his experience with BCG, Mr. Silverstein gained significant leadership experience as he partnered with clients worldwide to provide business strategy advice. Among his many qualifications, Mr. Silverstein brings to our Board of Directors substantial management and strategic planning expertise and deep knowledge of consumer industries.

Corporate Governance Principles

        We are committed to having sound corporate governance principles. Having such principles is essential to maintaining our integrity in the marketplace. Our Corporate Governance Guidelines, Code of Ethics and the charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees are available on our corporate website (www.ftdcompanies.com) under "Investor Relations." Please note, however, that information contained on the website is not incorporated by reference in this proxy statement or considered to be a part of this document. A copy of our Corporate Governance Guidelines, Code of Ethics and the Committee charters may also be obtained upon request to our Investor Relations department.

Code of Ethics

        Our Code of Ethics applies to all of our outside directors, officers and employees, including, but not limited to, our Chief Executive Officer and Chief Financial Officer. The Code of Ethics constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act and is our "code of conduct" within the meaning of the Nasdaq listing standards.

Stockholder Communications with Directors

        The Board of Directors has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 3113 Woodcreek Drive, Downers Grove, Illinois 60515.

        All communications received as set forth in the preceding paragraph will be opened by the office of our General Counsel for the purpose of determining whether the contents represent an appropriate message to our directors. Contents that are not in the nature of advertising, promotions of a product or service or patently offensive material, and are not otherwise improper for submission to the addressee, will be forwarded promptly to the addressee. In the case of communications to the Board or any individual, group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to the director or to each director who is a member of the group or committee to which the envelope is addressed.

Board Independence

        Eleven individuals sit on our Board of Directors, all of whom are "independent directors" as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules, except for Mr. Apatoff, our President and Chief Executive Officer. Our Board of Directors held 16 meetings during 2014. Our Board of Directors currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors understands that board structures vary greatly among U.S. public corporations, and the Board does not believe that any one leadership structure is more effective at creating long-term stockholder value. The Board believes that an effective leadership structure could be achieved either by combining or separating the Chairman and Chief Executive Officer positions, so long as the structure encourages the free and open dialogue of competing views and provides for strong checks and balances. Specifically, the Board believes that to be effective, the governance structure must balance the powers of the Chief Executive Officer and the independent directors and ensure that the independent directors are fully informed, able to discuss and debate the issues that they deem important and able to provide effective oversight of management.

        Currently, Robert S. Apatoff serves as our President and Chief Executive Officer and Robert Berglass serves as our non-executive Chairman of the Board of Directors. The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate for us at this time because it allows Mr. Apatoff to focus on operating and managing us following our recent transition to becoming a public company. At the same time, Mr. Berglass can focus on leadership of the Board of Directors, including calling and presiding over Board meetings and executive sessions of the independent directors, preparing meeting agendas in collaboration with the Chief Executive Officer, serving as a liaison and supplemental channel of communication between independent directors and the Chief Executive Officer and serving as a sounding board and advisor to the Chief Executive Officer. Nevertheless, the Board believes that "one-size" does not fit all, and the decision of whether to combine or separate the positions of Chairman and Chief Executive Officer will vary from company to company and depend upon a company's particular circumstances at a given point in time. Accordingly, the Board will continue to consider from time to time whether the Chairman and Chief Executive Officer positions should be combined based on what the Board believes is best for FTD and its stockholders.

        The Board of Directors is primarily responsible for assessing risks associated with our business. However, the Board delegates certain of such responsibilities to other groups. The Audit Committee is responsible for reviewing with management our policies and procedures with respect to risk assessment and risk management, including reviewing certain risks associated with our financial and accounting systems, accounting policies, investment strategies, regulatory compliance, insurance programs and other matters. In addition, under the direction of the Board and certain of its committees, our legal department assists in the oversight of corporate compliance activities. The Compensation Committee also reviews certain risks associated with our overall compensation program for employees to help ensure that the program does not encourage employees to take excessive risks. On a regular basis and from time to time as necessary or appropriate, updates are provided by these groups to the Board of Directors regarding their risk assessment and risk management activities and other risk-related matters.

Board Committees and Meetings

        The Board of Directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. In addition, the Board of Directors may establish special committees to consider various matters. The Board of Directors sets fees for members of the special committees as the Board of Directors deems appropriate in the light of the amount of additional responsibility special committee membership may entail.

        During 2014, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the period he or she served as a director. Members of the Board of Directors and its committees also consulted informally with management from time to time. Additionally, non-management Board members met in executive sessions without the presence of management periodically during 2014. We do not have a policy regarding director attendance at our annual meetings. All Board members who were members at the time attended our 2014 annual meeting of stockholders.

        Audit Committee.    The Audit Committee consists of four directors, Messrs. Armstrong, Berglass and Harch and Ms. Duncan. The Audit Committee oversees our accounting and financial reporting processes and the audit of our consolidated financial statements. The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of our independent registered public accounting firm, including evaluating its independence and reviewing its performance. In addition, the Audit Committee is responsible for reviewing and discussing the annual audit plan with our independent registered public accounting firm, reviewing our annual consolidated financial statements, our interim consolidated financial statements and our internal control over financial reporting. The Audit Committee also oversees our internal audit function and reviews and approves the annual internal audit plan. Furthermore, the Audit Committee reviews with management and our independent registered public accounting firm, among other things, all critical accounting policies and practices to be used, reviews with management our risk assessment and risk management policies and procedures, reviews and approves or disapproves any proposed transactions required to be disclosed by Item 404 of Regulation S-K and reviews legal and regulatory matters. The Audit Committee also reviews the results of the year-end audit with the independent registered public accounting firm and recommends to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Additionally, it prepares the Audit Committee Report to be included in the annual proxy statement. The Audit Committee also performs other functions or duties, within the scope of its responsibilities, as deemed appropriate by the Audit Committee or our Board of Directors.

        The Audit Committee held seven meetings during 2014. The Audit Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually by the Audit Committee and revised as appropriate. Our Board of Directors has determined that all members of the Audit Committee are independent directors as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules and also satisfy the additional criteria for independence for Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Each of Mr. Harch, who serves as Chairman of the Audit Committee, Mr. Armstrong and Ms. Duncan qualifies as a "financial expert" as that term is defined under applicable SEC rules. The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee meets privately with members and representatives of our independent registered public accounting firm, and members and representatives of our independent registered public accounting firm have unrestricted access and report directly to the Audit Committee. The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 and is recommending that our stockholders ratify this appointment at the annual meeting. The Audit Committee Report may be found on pages 68-69 of this proxy statement.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of four directors, Messrs. Armstrong, Holt and Silverstein and Ms. Hamilton, each of whom is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

        The Nominating and Corporate Governance Committee is responsible for assisting with respect to director candidates and nominees, including by identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board; establishing procedures to be followed by stockholders in submitting recommendations for director candidates; reviewing backgrounds and qualifications of individuals being considered as director candidates; recommending to the Board the director nominees; and reviewing the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a change in status. The Nominating and Corporate Governance Committee is also responsible for assisting the Board with regard to the composition, structure and procedures of the Board and its Committees, including by reviewing and making recommendations to the Board regarding the size and structure of the Board; the frequency and nature of Board meetings; any other aspect of the procedures of the Board; the size and composition of each Committee of the Board; individuals qualified to fill vacancies on the Committees; the functioning of the Committees; Committee assignments and any policies regarding rotation of Committee memberships and/or chairpersonships; and the establishment of special committees. This Committee also oversees the evaluation of the Board and its Committees, evaluates and makes recommendations regarding the termination of Board membership and assists with the selection of a new Chairman or Chief Executive Officer in the event such becomes necessary. In addition, the Nominating and Corporate Governance Committee is responsible for reviewing periodically and recommending to the Board, the Corporate Governance Guidelines and the Code of Ethics and any changes thereto, as well as considering and making any other recommendations related to corporate governance issues.

        The Nominating and Corporate Governance Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually by the Nominating and Corporate Governance Committee and revised as appropriate. In 2014, the Nominating and Corporate Governance Committee held two meetings.

  Director Nominees

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  Criteria for Director Nominees.  The Board of Directors believes that the Board should be comprised of individuals with varied, complementary backgrounds who have exhibited proven leadership capabilities within their chosen fields. Directors should have the ability to quickly grasp complex principles of business and finance, particularly those related to the industries in which we operate. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders. When considering a candidate for director, the Nominating and Corporate Governance Committee will take into account a number of factors, including, without limitation, the following: independence from management; depth of understanding of the Internet, sales and marketing, finance and/or other elements directly relevant to our business; education and professional background; judgment, skill, integrity and reputation; existing commitments to other businesses as a director, executive or owner; personal conflicts of interest, if any; diversity; and the size and composition of the existing Board. When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the Nominating and Corporate Governance Committee may use the services of third-party search firms to assist in the identification of appropriate candidates.

    After conducting an initial evaluation of a prospective candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Nominating and Corporate Governance Committee may also ask the candidate to meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board of Directors, it may recommend to the Board that candidate's appointment or election. Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider the director's past attendance at, and participation in, meetings of the Board of Directors and its committees and the director's formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is or was a member. Although the Board of Directors does not have a policy with respect to consideration of diversity in identifying director nominees, among the many other factors considered by the Nominating and Corporate Governance Committee are the benefits of diversity in board composition, including with respect to age, gender, race and specialized background. The directors nominated for re-election at this annual meeting were approved for nomination by all of the disinterested members of the Board of Directors. In connection with such nominations, the Nominating and Corporate Governance Committee and the Board of Directors considered, among other things, the information discussed in each such director's biographical information as set forth above on pages 7-8 of this proxy statement.

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  Stockholder Recommendations for Nominations to the Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for nomination as a director recommended by any stockholder. The Nominating and Corporate Governance Committee will evaluate such recommendations by applying its regular nominee criteria and considering the additional information set forth below. Stockholders wishing to recommend a candidate for nomination as a director are to send the recommendation in writing to the Chair of the Nominating and Corporate Governance Committee, FTD Companies, Inc., 3113 Woodcreek Drive, Downers Grove, Illinois 60515, with a copy to the General Counsel at the same address. Prior to making such a recommendation, stockholders are encouraged to contact the Chair of the Nominating and Corporate Governance Committee to obtain a list of backgrounds that the Nominating and Corporate Governance Committee would consider for potential director nominees given the then-current composition of the Board of Directors.

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  Stockholder Nominations of Directors.  A stockholder that instead desires to nominate a person directly for election to the Board of Directors must comply with the advance notice procedures of our bylaws. Our bylaws provide that nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders by any stockholder of FTD who is a stockholder of record on the date of the giving of the notice described below and on the record date for the determination of stockholders entitled to vote at such annual meeting and who complies with the notice procedures set forth in our bylaws. Such stockholder must timely deliver or mail to our Corporate Secretary at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, a notice containing the following information: (a) as to each candidate whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class or series and number of shares of our common stock which are owned beneficially or of record by the candidate; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder; (ii) the class or series and number of shares of our common stock which are owned beneficially or of record by such stockholder; (iii) a description of all arrangements or understandings between such stockholder and each candidate and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that the stockholder intends to appear in person or by proxy at the annual meeting of stockholders to nominate the candidate(s) named in such notice; and (v) any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such person as a director.

        In addition, the notice must be accompanied by a written consent of the candidate to being named as a nominee and to serve as a director if elected. In order to be deemed properly presented, the notice must be delivered to our Corporate Secretary no later than March 11, 2016, and no earlier than February 10, 2016, which dates are 90 days and 120 days, respectively, prior to June 9, 2016, the anniversary of the date for this year's annual meeting; provided, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. No director nominations were submitted by any stockholder in connection with the election of directors at the 2015 annual meeting.

        Compensation Committee.    The Compensation Committee consists of four directors, Messrs. Berglass, Harch, Holt and Shean, each of whom is an independent director as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The Compensation Committee administers our executive compensation programs and is responsible for reviewing the compensation of our executive officers and determining the nature and amount of the various components of such compensation, including adjustments to annual base salary and the establishment of the applicable performance goals under our annual management incentive bonus plan and the specific bonus amount for each potential level of goal attainment. The Compensation Committee also administers our equity incentive plan and has the exclusive authority to make awards under such plan to our executive officers. In addition, the Compensation Committee administers our retirement plans. The Compensation Committee also approves all employment agreements, severance or termination arrangements, and other compensatory contracts or arrangements made with our executive officers. The Compensation Committee will also perform other functions or duties as may be assigned to it under the terms of any executive compensation or equity-based benefit plan or as otherwise deemed appropriate by our Board of Directors. The Compensation Committee held 11 meetings during 2014. The Compensation Committee operates under a written charter adopted by our Board of Directors, which is reviewed annually and revised as appropriate.

        The Compensation Committee makes all decisions regarding the cash and equity compensation of our Chief Executive Officer, although the Compensation Committee may, in its discretion, request the concurrence or approval of such decisions by a majority of the independent members of our Board of Directors. With respect to all other executive officers, the Compensation Committee determines their compensation, taking into account the recommendations of our Chief Executive Officer who annually reviews the performance of the other executive officers and then presents to the Compensation Committee the conclusions reached and his recommendations for their compensation based on those reviews. The Compensation Committee can, and often does, exercise its discretion in determining whether to approve or modify any recommended compensation adjustments or equity awards. Decisions regarding any other forms of compensation provided to our executive officers that are not provided to all senior level employees (for example, any executive level health and welfare benefits, deferral plans and perquisites) are made by the Compensation Committee after taking into consideration the recommendations made by our Chief Executive Officer.

        The Compensation Committee has the authority to retain the services of independent counsel, consultants or other advisors, including an independent compensation consulting firm, in connection with its responsibilities in setting compensation for our executive officers. Additional information regarding the Compensation Committee's use of outside advisors may be found under "Independent Compensation Consultant" below.

Compensation Committee Interlocks and Insider Participation

        During 2014, Messrs. Berglass, Harch and Holt served as members of the Compensation Committee. In addition, Mr. Shean was appointed to the Compensation Committee on December 31, 2014 in connection with the Acquisition. None of the foregoing Compensation Committee members was employed by us at any time during 2014, and none has ever served or acted as one of our officers or employees or had any relationships requiring disclosure by the company under the SEC's rules requiring disclosure of certain relationships and related-party transactions.

        None of our current executive officers has ever served as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity (other than our subsidiaries) that has or has had one or more of its executive officers serve as a member of our Board of Directors or our Compensation Committee.

Independent Compensation Consultant

        The Compensation Committee has the authority to retain the services of an independent compensation consulting firm in connection with its responsibilities in setting the compensation for our executive officers. Pursuant to that authority, the Compensation Committee has engaged Frederic W. Cook & Co., Inc., or FW Cook, a nationally recognized, independent compensation consulting firm, to review the executive compensation programs and individual compensation arrangements for our executive officers. The independent consultant provides the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions regarding our executive officers and considering the recommendations of our Chief Executive Officer regarding the compensation of other executive officers. All executive compensation services provided by the independent consultant are conducted under the direction or authority of the Compensation Committee. During 2014, FW Cook served solely as a consultant to the Compensation Committee and did not provide any services to management. Based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in Rule 10C-1(b)(4) of the Exchange Act, and such other factors as were deemed relevant under the circumstances, the Compensation Committee determined that its relationship with FW Cook, and the work of FW Cook on behalf of the Compensation Committee, did not raise any conflict of interest.

        In addition to the independent consultant, members of our Human Resources, Legal and Finance Departments support the Compensation Committee in its work.

Director Compensation

        Cash Retainer Fees.    Our non-employee directors earn annual retainer fees for Board and Committee service, including $48,000 ($54,000 as of June 1, 2015) for service as a member of the Board of Directors, an additional $75,000 ($90,000 as of June 1, 2015) for service as the Chairman of the Board, $20,000, $16,500 and $12,500 for service as the Chairman of the Audit, Compensation and Nominating and Corporate Governance Committee, respectively ($30,000, $25,000 and $17,500, respectively, as of June 1, 2015), $10,000 for service as a non-chair member of the Audit or Compensation Committee and $7,500 for service as a non-chair member of the Nominating and Corporate Governance Committee. During the 2014 fiscal year in connection with their service as a member of the Board of Directors, Tracey L. Belcourt and Michael Silverstein earned a prorated portion of their respective annual retainer fees. Our non-employee directors also receive an additional $1,000 for each Board or Committee meeting attended.

        FTD reimburses non-employee directors for travel to/from Board or Committee meetings.

        Equity Awards.    Under our FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan, or Current Plan, non-employee directors may receive option grants, restricted stock or restricted stock unit awards and other equity incentives in connection with their service on the Board.

        On January 21, 2014, the Board made a restricted stock unit award with a grant date fair value of $39,500 to non-employee director Michael Silverstein. The number of shares of our common stock subject to such restricted stock unit award was determined by dividing $110,000 by the $32.14 fair market value per share of our common stock on the effective date of the award, prorated for the period from January 21, 2014 through June 1, 2014. As a result, Mr. Silverstein received a restricted stock unit award covering 1,229 shares of our common stock. The shares subject to these units vested and became issuable upon the non-employee director's continuation in Board service through June 1, 2014.

        On February 5, 2014, the Board made a restricted stock unit award with a grant date fair value of $34,979 to non-employee director Tracey L. Belcourt. The number of shares of our common stock subject to such restricted stock unit award was determined by dividing $110,000 by the $29.82 fair market value per share of our common stock on the effective date of the award, prorated for the period from February 5, 2014 through June 1, 2014. As a result, Ms. Belcourt received a restricted stock unit award covering 1,173 shares of our common stock. The shares subject to these units vested and became issuable upon the non-employee director's continuation in Board service through June 1, 2014.

        On June 10, 2014, the Board made a restricted stock unit award with a grant date fair value of $110,013 to non-employee directors Tracey L. Belcourt, James T. Armstrong, Joseph W. Harch, Dennis Holt and Michael J. Silverstein. The number of shares of our common stock subject to each such restricted stock unit award was determined by dividing $110,000 by the $30.79 fair market value per share of our common stock on the effective date of the award. As a result, Ms. Belcourt and Messrs. Armstrong, Harch, Holt and Silverstein each received a restricted stock unit award covering 3,573 shares of our common stock. The shares subject to these units vest and become issuable upon the non-employee director's continuation in Board service through June 1, 2015.

        On June 10, 2014, the Board made a restricted stock unit award with a grant date fair value of $135,014 to non-employee director Robert Berglass. The number of shares of our common stock subject to such restricted stock unit award was determined by dividing $135,000 by the $30.79 fair market value per share of our common stock on the effective date of the award. As a result, Mr. Berglass received a restricted stock unit award covering 4,385 shares of our common stock. The shares subject to these units vest and become issuable upon the non-employee director's continuation in Board service through June 1, 2015.

        On December 31, 2014, the Board made a restricted stock unit award, in conjunction with the Acquisition, with a grant date fair value of $46,137 to non-employee directors Candace H. Duncan, Sue Ann R. Hamilton, Robin S. Pringle and Christopher W. Shean. The number of shares of our common stock subject to each such restricted stock unit award was determined by dividing $110,000 by the $34.82 fair market value per share of our common stock on the effective date of the award, prorated for the period from December 31, 2014 through June 1, 2015. As a result, each of Mses. Duncan, Hamilton and Pringle and Mr. Shean received a restricted stock unit award covering 1,325 shares of our common stock. The shares subject to these units will vest and become issuable upon the non-employee director's continuation in Board service through June 1, 2015. In the event of a change in control, the restricted stock units subject to the awards will vest in full immediately prior to the consummation of such change in control.

        Equity Retention Requirement.    Each non-employee director is required to establish a meaningful equity ownership interest in the Company. Non-employee directors are expected to own a number of shares of the Company's common stock having a value equal to five times the annual cash retainer payable to non-employee directors (exclusive of any additional amounts payable with respect to committee membership, service as a chair of the Board or a committee thereof, or meeting attendance). In general, non-employee directors have five years from their initial election or appointment to the Board to establish this level of ownership.

Director Summary Compensation Table

        The following table provides certain summary information concerning the compensation earned by our non-employee directors for the year ended December 31, 2014.

Name(1)	Fees Earned in Cash(2)	Stock Awards(3)	Total
James T. Armstrong	$92,500	$110,013	$202,513
Tracey L. Belcourt	$57,233	$144,992	$202,225
Robert Berglass	$183,500	$135,014	$318,514
Candace H. Duncan	—	$46,137	$46,137
Sue Ann R. Hamilton	—	$46,137	$46,137
Joseph W. Harch	$117,586	$110,013	$227,599
Dennis Holt	$94,500	$110,013	$204,513
Robin S. Pringle	—	$46,137	$46,137
Christopher W. Shean	—	$46,137	$46,137
Michael J. Silverstein	$64,119	$149,513	$213,632

(1)
Mr. Apatoff, our President and Chief Executive Officer, is not included in this table because he is an FTD employee and does not earn any additional compensation for his services as a director. The compensation earned by Mr. Apatoff as an FTD employee is shown in the Summary Compensation Table, which appears later in this proxy statement.

(2)
Fees earned in cash for the year ended December 31, 2014 consisted of the following:

Name	Board Annual Retainer Fee	Fees Earned as Chair or Member of one or more Board Committees	Fees for Meetings Attended	Fees Earned in Cash
James T. Armstrong	$48,000	$22,500	$22,000	$92,500
Tracey L. Belcourt	$43,233	—	$14,000	$57,233
Robert Berglass	$123,000	$26,500	$34,000	$183,500
Candace H. Duncan	—	—	—	—
Sue Ann R. Hamilton	—	—	—	—
Joseph W. Harch	$48,000	$34,586	$35,000	$117,586
Dennis Holt	$48,000	$17,500	$29,000	$94,500
Robin S. Pringle	—	—	—	—
Christopher W. Shean	—	—	—	—
Michael J. Silverstein	$45,205	$2,914	$16,000	$64,119
(3)
On January 21, 2014, Mr. Silverstein was awarded restricted stock units covering 1,229 shares of our common stock. On February 5, 2014, Ms. Belcourt was awarded restricted stock units covering 1,173 shares of our common stock. On June 10, 2014, each of Ms. Belcourt and Messrs. Armstrong, Harch, Holt and Silverstein was awarded restricted stock units covering 3,573 shares of our common stock. On June 10, 2014, Mr. Berglass was awarded restricted stock units covering 4,385 shares of our common stock. On December 31, 2014, Mses. Duncan, Hamilton and Pringle and Mr. Shean were awarded restricted stock units covering 1,325 shares of our common stock. Each unit provided such director with the right to receive one share of our common stock upon the vesting of that unit. The amount reported in this column represents the grant date fair value of each such restricted stock unit award, calculated in accordance with Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("ASC 718"), and does not take into account any estimated forfeitures related to the service-based vesting condition in effect for the award. For information regarding assumptions underlying the ASC 718 valuation of our equity awards, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K for that period.

          The following table shows the number of shares of our common stock subject to the outstanding restricted stock units and stock options which each of our non-employee directors held as of December 31, 2014:

Name	Aggregate Number of Shares Subject to RSUs	Aggregate Number of Shares Subject to Options
James T. Armstrong	3,573	—
Tracey L. Belcourt	3,573	—
Robert Berglass	4,385	—
Candace H. Duncan	1,325	—
Sue Ann R. Hamilton	1,325	—
Joseph W. Harch	3,573	—
Dennis Holt	3,573	—
Robin S. Pringle	1,325	—
Christopher W. Shean	1,325	—
Michael J. Silverstein	3,573	—

  Vote Required

          The vote of a plurality of our outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote is required to elect the three director nominees to serve on our Board of Directors for a term of office to expire at the third annual meeting of stockholders following their election, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The nominees receiving the highest number of affirmative votes will be elected.

  Recommendation of the Board of Directors

          Our Board of Directors recommends that the stockholders vote FOR the election of the director nominees listed above.

 PROPOSAL TWO: RATIFICATION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and is asking the stockholders to ratify this appointment. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        In the event the stockholders fail to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the Audit Committee may reconsider its selection.

Principal Accountant Fees and Services

        PricewaterhouseCoopers LLP ("PwC") served as our independent registered public accounting firm for the fiscal year ended December 31, 2013. On November 1, 2013, we became an independent, publicly-traded company on the NASDAQ Global Select Market under the symbol "FTD." Prior to November 1, 2013, FTD Companies, Inc. was a wholly-owned subsidiary of United Online. Deloitte served as our independent registered public accounting firm for the fiscal year ended December 31, 2014. The aggregate fees billed by Deloitte and PwC for the professional services described below for the fiscal years ended December 31, 2014 and December 31, 2013, respectively, are set forth in the table below.

	Year Ended December 31,
	2014	2013
Audit Fees(1)	$1,107,250	$823,193
Audit Related Fees(2)	666,964	—
Tax Fees(3)	12,462	9,952
All Other Fees(4)	9,500	1,955

Total	$1,796,176	$835,100

(1)
For 2014, represents fees incurred for the audit of our consolidated financial statements, as well as fees incurred for audit services that are normally provided by Deloitte & Touche LLP in connection with other statutory or regulatory filings or engagements. For 2013, represents fees incurred for the audit of our consolidated financial statements and review of the interim condensed consolidated financial statements issued subsequent to the Separation, as well as fees incurred for audit services that are normally provided by PwC in connection with other statutory or regulatory filings or engagements.

(2)
For 2014, represents fees incurred for assurance and related services that are normally performed by Deloitte & Touche LLP, are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." For 2014, such fees related primarily to the Acquisition. For 2013, audit-related fees of $460,500 related to the Separation were billed to United Online by PwC for services that are reasonably related to the performance of the audit of our consolidated financial statements and not reported under "Audit Fees." Such fees are allocated to and reimbursed by FTD under the Separation and Distribution Agreement, which was executed between us and United Online in connection with the Separation. As such fees were not billed directly to FTD, they are excluded from the table above.

(3)
Represents fees primarily incurred in connection with international tax compliance and consulting services.

(4)
In 2014, fees for other professional services were related to accessing Deloitte's online research databases. In 2013, fees for other professional services were related to accessing PwC's online research databases.

Change of Independent Public Accountants

        As previously reported in our Current Report on Form 8-K filed with the SEC on January 7, 2014, in November 2013, the Audit Committee approved a resolution to request proposals for the fiscal year 2014 consolidated audit of FTD and its subsidiaries. On January 2, 2014, our then-current auditor, PwC, informed us and the Audit Committee of its decision to not respond to the request for proposal, and therefore, declined to stand for re-election after completion of the audit of FTD's consolidated financial statements for the year ended December 31, 2013.

        The reports of PwC on FTD's consolidated financial statements as of and for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the year ended December 31, 2013, and during the subsequent interim period through January 2, 2014 (the date PwC notified FTD that it was declining to stand for re-election), there have been no disagreements between FTD and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in PwC's reports on FTD's financial statements for such periods; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

        In connection with filing our Current Report on Form 8-K, we provided PwC with a copy of the disclosures in such Current Report and requested from PwC a letter addressed to the SEC indicating whether it agreed with such disclosures. A copy of PwC's letter dated January 7, 2014 is attached as Exhibit 16.1 to our Current Report on Form 8-K filed on January 7, 2014.

        On March 18, 2014, the Audit Committee approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2014. During the years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through March 18, 2014, neither us, nor anyone on our behalf, consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and neither a written report nor oral advice was provided to us by Deloitte & Touche LLP that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

        On April 22, 2015, the Audit Committee approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2015.

Determination of Independence

        The Audit Committee of the Board of Directors has determined that the provision by Deloitte & Touche LLP of the services covered under the heading "All Other Fees" above was compatible with maintaining Deloitte & Touche's independence for the fiscal year ended December 31, 2014. The Audit Committee of the Board of Directors determined that the provision by PwC of the services covered under the heading "All Other Fees" above was compatible with maintaining PwC's independence for the fiscal year ended December 31, 2013.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non Audit Services

        Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm, unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The Audit Committee maintains a policy requiring the pre-approval of all services to be provided by our independent registered public accounting firm. The Audit Committee has delegated to its Chair the authority to evaluate and approve service engagements on behalf of the full Audit Committee in the event a need arises for specific pre approval between Audit Committee meetings. All of the audit, audit-related, tax services and all other services provided by our independent registered public accounting firm for the 2014 fiscal year were approved by the Audit Committee in accordance with the foregoing procedures.

Vote Required

        The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter is required to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

 PROPOSAL THREE: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FTD COMPANIES, INC. AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN

General

        We are asking stockholders to approve the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan (amended and restated as of June 9, 2015), which we refer to as the Amended Plan. On April 22, 2015, upon recommendation of the Compensation Committee, the Board unanimously approved and adopted the Amended Plan, subject to the approval of our stockholders at the 2015 annual meeting of stockholders. The Amended Plan continues to afford us the ability to design compensatory awards that are responsive to our needs, and includes authorization for a variety of awards designed to advance our interests and long-term success by encouraging stock ownership among our officers and other employees, non-employee directors and other persons.

        The Amended Plan amends and restates in its entirety the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan, or Current Plan. The material terms for qualified performance-based compensation for purposes of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code") under the Current Plan were approved by our stockholders at the June 10, 2014 annual meeting of stockholders. If the Amended Plan is approved by stockholders at the 2015 annual meeting of stockholders, it will become effective on that day. Outstanding awards under the Current Plan will continue in effect in accordance with their terms. If the Amended Plan is not approved by our stockholders, no awards will be made under the Amended Plan, and the Current Plan will continue in effect. In addition, our ability under the Current Plan to make certain performance awards may be limited.

        Our principal reason for amending and restating the Current Plan is to increase the number of shares of common stock available for awards under the Amended Plan. Stockholder approval of the Amended Plan is also intended to again constitute approval of the material terms for "qualified performance-based compensation" under the Amended Plan for purposes of Section 162(m). In general, Section 162(m) disallows a deduction for certain compensation paid to our Chief Executive Officer and to each of our other three most highly compensated executive officers, other than our Chief Financial Officer, in a taxable year to the extent that compensation to the covered employee exceeds $1 million for such year. However, "qualified performance-based compensation" under Section 162(m) is generally not subject to the deduction limit if the compensation satisfies the requirements of Section 162(m). While we believe it is in the best interests of us and our stockholders to have the ability to potentially grant "qualified performance-based compensation" under Section 162(m) under the Amended Plan, we may decide to grant compensation to covered employees that will not qualify as "qualified performance-based compensation" for purposes of Section 162(m). Moreover, even if we intend to grant compensation that qualifies as "qualified performance-based compensation" for purposes of Section 162(m) under the Amended Plan, we cannot guarantee that such compensation will so qualify or ultimately will be deductible.

        Generally, compensation attributable to stock options, appreciation rights and other performance-based awards may be deemed to qualify as "qualified performance-based compensation" under Section 162(m) if: (1) the grant is made by a committee of outside directors for purposes of Section 162(m); (2) the shareholder-approved plan under which the award is granted states the maximum number of shares with respect to which share-based awards may be granted, and the maximum amount of cash awards that may be granted, to any individual during a specified period of time; and (3) the amount of compensation an individual may receive under the awards is based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders (or, in the case of stock options or appreciation rights, the increase in the value of the shares after the date of grant). Stockholder approval of this Proposal Three is intended to satisfy the shareholder approval requirements under Section 162(m).

        We are seeking stockholder approval of the material terms for "qualified performance-based compensation" under the Amended Plan, including the performance measures and applicable individual grant limits under the Amended Plan, as well as the individuals eligible to receive awards under the Amended Plan, to have the flexibility to potentially grant awards under the Amended Plan that may be fully deductible for federal income tax purposes. If our stockholders approve the material terms for "qualified performance-based compensation" under the Amended Plan, assuming that all other Section 162(m) requirements are met, we may be able to obtain tax deductions with respect to awards issued under the Amended Plan to our Section 162(m) executive officers without regard to the limitations of Section 162(m) through the 2020 annual meeting of stockholders (in other words, for five years).

        The Amended Plan also includes various other substantive changes and non-substantive and conforming changes. The material substantive changes are described in the "Summary of Material Changes" below, which is followed by a description of the highlights of the Amended Plan and a summary description of the other provisions of the Amended Plan.

        The actual text of the Amended Plan is attached to this proxy statement as Exhibit A. The following description of the Amended Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Exhibit A.

Why We Recommend That You Vote for Proposal Three

  Share Increase

        The Amended Plan authorizes the Compensation Committee to provide equity-based compensation in the form of stock options, stock appreciation rights (or SARs), restricted stock, restricted stock units, performance shares, performance units, stock awards and dividend equivalents for the purpose of providing our employees, non-employee directors and certain non-employees who perform employee functions (and those of our affiliates) incentives and rewards for performance. Some of the key features of the Amended Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below in this subsection.

        We believe that our future success depends in part on our ability to attract, motivate and retain high quality employees and non-employee directors and that the ability to provide equity-based and incentive-based awards under the Amended Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees and non-employee directors.

        The use of common stock as part of our compensation program is also important to our continued success because we believe it fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. We believe that equity compensation motivates employees and non-employee directors to create stockholder value because the value such individuals realize from their equity compensation is based on our stock price performance. Equity compensation also aligns the compensation interests of our directors and employees with the investment interests of our stockholders and promotes a focus on long-term value creation, because our equity compensation awards are subject to vesting and/or performance criteria.

        If the Amended Plan is not approved, we may be compelled to increase significantly the cash component of our employee and non-employee director compensation, which may not necessarily align employee and non-employee director compensation interests with the investment interests of our stockholders as well as equity-based awards. Replacing equity awards with cash would also increase cash compensation expense and use cash that would be better utilized if reinvested in our businesses or returned to our stockholders.

        The following includes aggregated information regarding the overhang and dilution associated with the Current Plan and the potential stockholder dilution that would result if our proposed share increase under the Amended Plan is approved. This information is as of December 31, 2014. As of that date, there were approximately 29,193,037 shares of common stock outstanding:

  •
  Outstanding full-value awards (restricted stock units): 583,587 shares (1.9% of our fully-diluted shares outstanding);

  •
  Outstanding stock options: 381,097 shares (1.3% of our fully-diluted shares outstanding) (outstanding stock options have a weighted average exercise price of $30.15 and a weighted average remaining term of 8.2 years);

  •
  Total shares of common stock subject to outstanding awards, as described above (restricted stock units and stock options): 964,684 shares (3.2% of our fully-diluted shares outstanding);

  •
  Total shares of common stock available for future awards under the Current Plan: 259,357 shares (0.9% of our fully-diluted shares outstanding);

  •
  The total number of shares of common stock subject to outstanding awards (964,684 shares), plus the total number of shares available for future awards under the Current Plan (259,357 shares), represents a current fully-diluted overhang percentage of 4.0% (in other words, the potential dilution of our stockholders represented by the Current Plan);

  •
  If the Amended Plan is approved, the issuance of additional shares to be reserved under the Amended Plan would potentially dilute the holdings of our shareholders by an additional 13.4% on a fully diluted basis; and

  •
  If the Amended Plan is approved, the total shares of common stock subject to outstanding awards as of December 31, 2014 (964,684 shares), plus the proposed shares available for issuance under the Amended Plan (5,200,000 shares), represent a total fully-diluted overhang of 6,164,684 shares (17.4%) under the Amended Plan.

        Based on the closing price on the NASDAQ Global Select Market for our common stock on April 16, 2015 of $29.50 per share, the aggregate market value as of that date of the 5,200,000 shares of common stock available under the Amended Plan was $153.4 million.

        In 2013 and 2014, we granted awards under the Current Plan covering 488,6161 and 470,885 shares of common stock, respectively. Based on our basic weighted average shares of common stock outstanding for those two years of 18,640,000 and 18,962,000, respectively, for the two-year period 2013-2014, our average burn rate, not taking into account forfeitures, was 2.55% (our individual years' burn rates were 2.62% for 2013 and 2.48% for 2014).

        In determining the number of shares to request for approval under the Amended Plan, our management team worked with FW Cook, the Compensation Committee's independent compensation consultant, and the Compensation Committee to evaluate a number of factors including our recent share usage and criteria expected to be utilized by proxy advisory firms in evaluating our proposal for the Amended Plan.

        If the Amended Plan is approved, we intend to utilize the shares authorized under the Amended Plan to continue our practice of incentivizing key individuals through annual equity grants. As noted in "Summary of the Other Provisions of the Amended Plan" and elsewhere below, our Compensation Committee would retain full discretion under the Amended Plan to determine the number and amount

1
The number of FTD shares for 2013 and the related burn rate calculation exclude 546,549 shares underlying awards made prior to 2013 under various United Online stock plans that were converted into FTD awards under the Current Plan as required by the terms of the applicable United Online stock plans.

of awards to be granted under the Amended Plan, subject to the terms of the Amended Plan, and future benefits that may be received by participants under the Amended Plan are not determinable at this time.

        We believe that we have demonstrated a commitment to sound equity compensation practices since the Separation. We recognize that equity compensation awards dilute stockholder equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above.

  Section 162(m)

        As discussed above, one reason for submitting this Proposal Three to stockholders is to again obtain stockholder approval of the material terms for "qualified performance-based compensation" under the Amended Plan for purposes of Section 162(m). Such stockholder approval is expected to enable us to structure certain awards so that they may be able to qualify as "qualified performance-based compensation" under Section 162(m).

        In particular, the Amended Plan includes a list of performance measures upon which the Compensation Committee must condition a grant or vesting of a "qualified performance-based award" pursuant to the Amended Plan, which measures are as follows (including relative or growth achievement regarding such measures):

  •
  earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation;

  •
  earnings per share;

  •
  growth in earnings or earnings per share;

  •
  market price of the common stock;

  •
  return on equity or average stockholder equity;

  •
  total stockholder return or growth in total stockholder return, either directly or in relation to a comparative group;

  •
  return on capital;

  •
  return on assets or net assets;

  •
  invested capital, rate of return on capital or return on invested capital;

  •
  revenue, growth in revenue or return on sales;

  •
  income or net income;

  •
  operating income or net operating income;

  •
  operating profit or net operating profit;

  •
  operating margin;

  •
  return on operating revenue or return on operating profit;

  •
  cash flow or cash flow per share (before or after dividends);

  •
  market share;

  •
  collections and recoveries;

  •
  debt reduction;

  •
  litigation and regulatory resolution goals;

  •
  expense control goals;

  •
  budget comparisons;

  •
  development and implementation of strategic plans and/or organizational restructuring goals;

  •
  productivity goals;

  •
  workforce management and succession planning goals;

  •
  economic value added;

  •
  measures of customer satisfaction;

  •
  formation of joint ventures or marketing or customer service collaborations or the completion of other corporate transactions intended to enhance our revenue or profitability or enhance our customer base;

  •
  mergers, acquisitions and other strategic transactions;

  •
  earnings before interest, taxes, depreciation and amortization; and

  •
  fulfillment measures.

        In addition to the performance measures, the Amended Plan includes individual grant limits for equity or incentive awards that can be granted pursuant to the Amended Plan, as further described below under the heading "Summary of the Other Provisions of the Amended Plan."

        In evaluating this Proposal Three, stockholders should consider all of the information in this Proposal Three.

Summary of Material Changes

        Increase in the Number of Available Shares.    The Current Plan authorizes awards under the Current Plan for up to 1,601,518 shares of common stock. The total aggregate number of shares of common stock available for issuance or transfer for awards under the Amended Plan is 5,200,000 (which includes shares remaining available for future awards under the Current Plan), reduced, using the fungible share counting rules described below, by the shares subject to awards that have been granted under the Current Plan between December 31, 2014 and the effective date of the Amended Plan, plus shares that again become available under the Amended Plan after December 31, 2014 as a result of the share recycling provisions of the Amended Plan, all as further explained below under "Summary of the Other Provisions of the Amended Plan." The number and kind of shares available under the Amended Plan are subject to adjustment for stock dividends and stock splits and in certain other situations as further described in the Amended Plan.

        Fungible Share Counting.    The Amended Plan implements fungible share counting. This means that the aggregate share limit described above will be reduced by (1) one share of common stock for every one share of common stock that is subject to a stock option or SAR, and (2) two and three tenths (2.3) shares of common stock for every one share of common stock subject to an award other than a stock option or a SAR.

        Per-Person Share Limits.    The Amended Plan revises the per-person limits on awards denominated in common stock and awards denominated in cash, and provides that such limits only apply to awards intended to constitute "qualified performance-based compensation" for purposes of Section 162(m). Further, the limit on awards to non-employee directors is now expressed as a maximum grant date fair value dollar amount rather than as a maximum number of shares, as further described below. In addition, the Amended Plan no longer requires that the per-person dollar limitation on awards intended to constitute "qualified performance-based compensation" be pro-rated for fractional calendar years. Finally, the Amended Plan provides that the per-person limits under the Amended Plan will be multiplied by two for new participants in their first year of service with us.

        Adjustment Authority.    The Amended Plan clarifies that, in the event of certain corporate transactions or events (as further described below), for each stock option or SAR with a purchase or exercise price greater than the consideration offered in connection with any such transaction or event (or a change in control of us), the administrator of the Amended Plan may cancel such stock option or SAR without any payment to the person holding it. Further, in the event of any such transaction or event, the Compensation Committee must provide in substitution for any or all outstanding awards under the Amended Plan such alternative consideration (including cash), if any, as it, in good faith, determines to be equitable in the circumstances and will require in connection with such substitution the surrender of all awards under the Amended Plan that are so replaced in a manner that complies with Section 409A of the Code. Finally, the Amended Plan clarifies that the Amended Plan's general prohibition on the repricing of stock options and SARs without stockholder approval does not prohibit the repricing of such awards in the event of certain corporation transactions or events, as described above.

        Clarification of Delegation Authority and Eligibility.    The Current Plan provides that the Compensation Committee has sole authority to administer the Plan with respect to our officers or directors who are subject to Section 16 of the Exchange Act. The Amended Plan clarifies that the Compensation Committee also has the sole authority to administer the Amended Plan with respect to "covered employees" under Section 162(m). In addition, the Amended Plan clarifies that only persons who satisfy the Form S-8 definition of "employee" may participate in grants under the Amended Plan.

        Allowances for Conversion Awards and Assumed Plans.    The Amended Plan adds a new section providing that common stock issued or transferred under awards granted under the Amended Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, restricted stock units or other stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other Amended Plan limits. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the Amended Plan, under circumstances further described in the Amended Plan, but will not count against the aggregate share limit or other Amended Plan limits.

        New Provisions with Respect to Stock Options.    The Amended Plan (1) provides that an award agreement evidencing a grant of stock options may include automatic exercise provisions, (2) clarifies that the holder of a stock option will not have rights to dividends or dividend equivalents with respect to the stock option, and (3) clarifies that a stock option may not be transferred for value.

        New Provisions with Respect to SARs.    The Amended Plan (1) clarifies that tandem SARs (as described below) may be granted at any time prior to the exercise of the related stock option (except that a tandem SAR granted in relation to an incentive stock option, or ISO, must be granted concurrently with the ISO), and (2) clarifies that the holder of a SAR will not have rights to dividends or dividend equivalents with respect to the SAR.

        Revisions to Change in Control Acceleration Provisions; "Double-Trigger" Treatment.    Under the Amended Plan, the provisions with respect to the acceleration of awards in the event of a change in control of us have been simplified to provide that, in general, an award under the Amended Plan may provide for accelerated vesting in the event of a change in control only where either (1) within a specified period following the change in control the holder of the award is involuntarily terminated for reasons other than for "cause" (as defined in the Amended Plan or the applicable award agreement) or terminates his or her employment for "good reason" (as defined in the applicable award agreement), or (2) the award is not assumed, continued or converted into replacement awards in a manner described in the award agreement, in each case as further described in the Amended Plan.

        Clarification of Amendment Authority.    The Amended Plan adds a provision to the effect that, subject to the Amended Plan's prohibition on the repricing of stock options and SARs, the Compensation Committee may amend the terms of any award under the Amended Plan prospectively or retroactively, except in the case of an award intended to constitute "qualified performance-based compensation" under Section 162(m) (other than in connection with the participant's death or disability, or a change in control of us) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m). Subject to the adjustment provisions of the Amended Plan, no such amendment will impair the rights of any participant without his or her consent. The Amended Plan also clarifies that the Board may terminate the Amended Plan at any time. However, termination of the Amended Plan will not affect the rights of participants or their successors under any awards outstanding under the Amended Plan and not exercised in full on the date of termination.

        Detrimental Activity and Recapture Provisions.    Under the Amended Plan, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Compensation Committee from time to time, if a participant either (1) during employment or other service with us or a subsidiary or (2) within a specified period after termination of such employment or service, engages in any detrimental activity. In addition, any award agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Compensation Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which our common stock may be traded.

        Award Agreements.    The Current Plan provides that awards will be evidenced by written or electronic agreements between us and the participants evidencing awards made under the Current Plan. The Amended Plan provides additional flexibility in evidencing awards by providing that award agreements may be agreements, certificates, resolutions or other types of forms of writing or other evidence approved by the plan administrator. An award agreement may be in an electronic medium, may be limited to a notation on our books and records and, unless otherwise determined by the plan administrator, need not be signed by a representative of us or the participant.

        Change in Control Definition.    The Current Plan provides that an award agreement may provide for a different definition of "change in control" than the Current Plan itself. The Amended Plan now requires that all awards use the definition of change in control set forth in the Amended Plan, which is further described below.

        Additional Flexibility in the Design of Performance-Based Awards.    The Amended Plan clarifies that performance goals with respect to performance-based awards (1) may be described (either on a generally accepted accounting principles ("GAAP") basis or non-GAAP basis) in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within us or our subsidiaries, (2) may be made relative to the performance of other companies or subsidiaries, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves, and (3) in the case of awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m), will be objectively determinable to the extent required under Section 162(m).

Other Amended Plan Highlights

        Incentive Programs.    The Amended Plan consists of three separate incentive compensation programs: (1) the discretionary grant program; (2) the stock issuance program and (3) the incentive bonus program. The principal features of each program are described throughout this Proposal Three.

        Administration.    The Compensation Committee (either acting directly or through a subcommittee of two or more members) has the exclusive authority to administer the discretionary grant, stock issuance and incentive bonus programs with respect to awards made to our officers and directors who are subject to Section 16 of the Exchange Act, and "covered employees" under Section 162(m), and the Board has vested in the Compensation Committee the authority to administer those programs with respect to all other eligible individuals. However, the Board may at any time vest in a secondary committee of one or more directors, or retain to itself, the power to administer such programs for individuals other than Section 16 persons and "covered employees." All awards to non-employee directors will be made by the Board on the basis of the recommendations of the Compensation Committee or by the Compensation Committee (or a subcommittee thereof) comprised solely of independent directors. The term "plan administrator," as used in this summary, means the Compensation Committee (or subcommittee) and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Amended Plan.

        Members of the Compensation Committee or any secondary committee serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any secondary committee and reassume all powers and authority previously delegated to such secondary committee.

        Each plan administrator will, within the scope of its administrative functions under the Amended Plan, have full power and authority (subject to the provisions of the Amended Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the discretionary grant, stock issuance and incentive bonus programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding awards granted under such programs as it may deem necessary or advisable. Decisions of the plan administrator within the scope of its administrative functions under the Amended Plan will be final and binding on all parties who have an interest in the discretionary grant, stock issuance and incentive bonus programs under its jurisdiction or any award under such programs.

        Limited Share Recycling Provisions.    Under the Amended Plan, if any shares of common stock subject to an award are forfeited, if an award is cancelled or expires or is forfeited, or an award is settled for cash (in whole or in part), then in each such case the shares of common stock subject to such award will, to the extent of such forfeiture, cancellation, expiration or cash settlement, again be available for awards under the Amended Plan as described below. In the event that withholding tax liabilities arising from an award other than a stock option or SAR are satisfied by the tendering of shares of common stock (either actually or by attestation) or by the withholding of shares of common stock by us, the shares of common stock so tendered or withheld will again be available for awards under the Amended Plan. However, the following shares of common stock will not be added back to the shares of common stock authorized for issuance or transfer under the Amended Plan: (1) shares of common stock tendered by the participant or withheld by us in payment of the purchase price of a stock option under the Amended Plan; (2) shares of common stock tendered by the participant or withheld by us to satisfy any tax withholding obligation with respect to stock options or SARs under the Amended Plan; (3) shares of common stock subject to a SAR under the Amended Plan that are not issued in connection with its stock settlement on exercise; and (4) shares of common stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of stock options under the Amended Plan.

        Shares of common stock issued or transferred pursuant to awards granted under the Amended Plan in substitution for or in conversion of, or in connection with the assumption of, awards held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries will not count against the share limits under the Amended Plan. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions with another entity may be available for certain awards under the Amended Plan, but will not count against the share limits under the Amended Plan.

        No Repricing Without Stockholder Approval.    We have never repriced underwater stock options or SARs, and the repricing of stock options and SARs (outside of certain corporate transactions or adjustment events described in the Amended Plan) is prohibited without stockholder approval under the Amended Plan.

        Change in Control Definition.    The Amended Plan includes a definition of "change in control." Generally, a change in control will be deemed to have occurred (subject to certain limitations if the award is subject to Section 409A of the Code) upon any of the following events:

  •
  the consummation of a merger, consolidation or other reorganization approved by our stockholders in which a change in ownership or control of us is effected through the acquisition by any person or group of related persons (other than us or a person that, prior to such transaction, directly or indirectly controls, is controlled by or is under common control with, us) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities (as measured in terms of the power to vote with respect to the election of directors);

  •
  the consummation of a sale, transfer or other disposition of all or substantially all of our assets;

  •
  the consummation of any transaction or series of related transactions pursuant to which any person or group of related persons (other than us or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, us) acquires directly or indirectly beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities (measured in terms of the power to vote with respect to the election of directors) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our existing stockholders; or

  •
  a change in a majority of the membership of the Board over a period of thirty-six (36) months or less that is not approved by the current membership of the Board or their approved successors, subject to certain limitations as described in the Amended Plan.

        Performance Goals.    The Amended Plan includes the concept of "performance goals," which are measurable (either on a GAAP or non-GAAP basis) performance objectives established pursuant to the Amended Plan for participants who have received grants of performance shares or performance units or, when so determined by the Compensation Committee, stock options, SARs, restricted stock, restricted stock units, cash incentive awards, dividend equivalents or other awards pursuant to the Amended Plan. Performance goals may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within us or our subsidiaries. The performance goals may be made relative to the performance of other companies or subsidiaries, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The performance goals applicable to any award intended to constitute "qualified performance-based compensation"

under Section 162(m) will be based on one or more, or a combination, of the metrics described above under "Section 162(m)" (including relative or growth achievement regarding such metrics).

        Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In the case of an award intended to constitute "qualified performance-based compensation" under Section 162(m), each performance goal will be objectively determinable to the extent required under Section 162(m). Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustments or exclusions for one or more items, including: (a) asset impairments or write-downs; (b) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) costs and expenses incurred in connection with actual or potential business combinations, mergers, acquisitions, dispositions, spin-offs, financing transactions, and other strategic transactions; (f) costs and expenses incurred in connection with the relocation of the principal offices of us or any parent or subsidiary; (g) any unusual, infrequent, extraordinary or nonrecurring items; (h) bonus or incentive compensation costs and expenses associated with cash-based awards made under the Amended Plan or other bonus or incentive compensation plans of us or any parent or subsidiary; (i) items of income, gain, loss or expense attributable to the operations of any business acquired by us or any parent or subsidiary; (j) items of income, gain, loss or expense attributable to one or more business operations divested by us or any parent or subsidiary or the gain or loss realized upon the sale of any such business or assets thereof; and (k) the impact of foreign currency fluctuations or changes in exchange rates. However, no such adjustment will be made in the case of an award intended to constitute "qualified performance-based compensation" under Section 162(m) if it would result in the loss of the otherwise available exemption under Section 162(m). Awards subject to performance goals may be either intended to qualify as "qualified performance-based compensation" or not intended to so qualify.

  Other Features.

  •
  The Amended Plan also provides that, except with respect to converted, assumed or substituted awards as described in the Amended Plan, no stock options or SARs will be granted with an exercise or base price less than the fair market value of our common stock on the date of grant;

  •
  The Amended Plan contains an annual award limit on common stock awards and cash-based awards to our non-employee directors, which limit is established at lower levels than those for employee participants in the Amended Plan. The Amended Plan provides that, subject to the Amended Plan's adjustment provisions, in no event will any non-employee director receive awards under the Amended Plan in any calendar year in excess of $750,000 in aggregate grant date fair value (excluding any deferrals of cash fees/retains by such persons into shares of common stock); and

  •
  The Amended Plan is designed to allow awards made under the Amended Plan to potentially qualify as "qualified performance-based compensation" under Section 162(m).

Summary of the Other Provisions of the Amended Plan

  General

        Eligibility.    Employees, as well as consultants and other independent advisors (provided that such individuals satisfy the Form S-8 definition of an "employee"), in our employ or service or in the employ or service of our parent or subsidiary companies (whether now existing or subsequently established) are eligible to participate in the discretionary grant, stock issuance and incentive bonus programs. Our non-employee directors (or directors of any parent or subsidiary company) are also eligible to participate in those three programs and may receive periodic awards under one or more of those programs. As of April 16, 2015, there were approximately 170 employees, 10 non-employee directors and 0 consultants expected to participate in the Amended Plan.

        Securities Subject to the Amended Plan.    Subject to adjustment as described in the Amended Plan, the number of shares of common stock that may be issued or transferred

  1)
  upon the exercise of stock options or SARs,

  2)
  as shares of restricted stock and released from substantial risks of forfeiture,

  3)
  in payment of restricted stock units,

  4)
  in payment of performance shares or performance units that have been earned,

  5)
  as direct stock issuances, or

  6)
  in payment of dividend equivalents earned with respect to awards under the Plan,

will not exceed in the aggregate 5,200,000 shares of common stock (which includes shares of common stock remaining available from the 1,601,518 shares of common stock originally authorized under the Current Plan in 2013), minus (1) one share of common stock for every one share of common stock subject to a stock option or SAR granted under the Current Plan between December 31, 2014 and the effective date of the Amended Plan, minus (2) 2.3 shares of common stock for every one share of common stock subject to an award other than a stock option or SAR granted under the Current Plan between December 31, 2014 and the effective date of the Amended Plan, plus (3) any shares of common stock granted at any time under the Current Plan or the Amended Plan that again become available under the Amended Plan after December 31, 2014 as a result of forfeiture, cancellation, expiration, or cash settlement of awards or in satisfaction of certain tax withholding obligations as further described above under "Other Amended Plan Highlights." Shares of common stock issued or transferred under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        As a result of the deductions described in the above paragraph, the total aggregate number of shares of common stock available for issuance or transfer for awards under the Amended Plan of 5,200,000 has already been reduced by shares subject to restricted stock unit awards (using the fungible share counting rules as described above) that have been granted under the Current Plan between December 31, 2014 and the effective date of the Amended Plan, as further described below.

        The aggregate number of shares of common stock available for issuance or transfer under the Amended Plan described above will be further reduced by (1) one share of common stock for every one share of common stock subject to a stock option or SAR granted on or after the effective date of the Amended Plan and (2) 2.3 shares of common stock for every one share of common stock subject to an award other than a stock option or SAR granted on or after the effective date of the Amended Plan. However, subject to the Amended Plan's share counting rules, shares of common stock covered by an award will not be counted as used unless and until they are actually issued or transferred. Any shares of common stock that again become available under the Amended Plan will be added back as (1) one share of common stock if such share was subject to a stock option or SAR granted under the

Current Plan or the Amended Plan, or (2) 2.3 shares of common stock if such share was issued or transferred pursuant to, or subject to, an award other than a stock option or SAR granted under the Current Plan or the Amended Plan.

        ISO Limitation.    The maximum number of shares of common stock which may be issued under the Amended Plan pursuant to stock options intended to qualify as ISOs may not exceed 4,445,600 shares in the aggregate, subject to adjustment as provided for in the Amended Plan.

        Per Person Limits.    Each person participating in the Amended Plan will be subject to the following limitations (each of which will be both multiplied by two for participants in the Amended Plan for the year in which their service to us commences and subject to adjustment from time to time as described in the Amended Plan):

  •
  for awards denominated in terms of shares of common stock (whether payable in common stock, cash or a combination of both) that are intended to constitute "qualified performance-based compensation" under Section 162(m), the maximum number of shares of common stock for which such awards may be granted to such person in any calendar year may not exceed in the aggregate 1,500,000 shares of common stock under the discretionary grant program and an additional 1,500,000 shares of common stock in the aggregate under each of the stock issuance and incentive bonus programs;

  •
  with respect to any individual who is a non-employee director of us or any parent or subsidiary, the maximum dollar amount for which awards may be granted to such individual in any calendar year may not exceed $750,000 in aggregate grant date fair value (excluding, for these purposes, any deferrals of cash fees/retainers by such persons into shares of common stock); and

  •
  for awards denominated in cash (whether payable in cash, common stock or a combination of both) and subject to one or more performance-vesting conditions that are intended to constitute "qualified performance-based compensation" under Section 162(m), the maximum dollar amount for which such awards may be granted in the aggregate to such person in any calendar year may not exceed $5,000,000.

  Discretionary Grant Program

        Under the discretionary grant program, eligible persons may be granted stock options to purchase shares of our common stock or SARs tied to the value of our common stock. The plan administrator has complete discretion to determine which eligible individuals are to receive stock option grants or SARs, the time or times when those stock options or SARs are to be granted, the number of shares subject to each such grant, the time or times when the award is to become exercisable, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted stock option or SAR is to remain outstanding and the status of any granted stock option as either an ISO or a non-statutory stock option under the federal tax laws.

        The plan administrator has the discretionary authority to structure one or more awards under the discretionary grant program so that those awards will vest and become exercisable only after the achievement of pre-established corporate performance objectives based on one or more performance goals and measured over the performance period specified by the plan administrator at the time of the award.

        Stock Options.    Each stock option will be evidenced by one or more documents in the form approved by the plan administrator, subject to the terms of the Amended Plan. Each granted stock option will have an exercise price per share determined by the plan administrator, but the exercise price may not be less than one hundred percent of the fair market value of the stock option shares on the grant date, except with respect to converted, assumed or substituted awards as described in the

Amended Plan. No granted stock option may have a term in excess of ten years. Each stock option generally vests and becomes exercisable for the underlying shares in one or more installments over a specified period of service measured from the grant date.

        The exercise price for a stock option will become immediately due upon exercise of the stock option. Such exercise price will, subject to the terms of the applicable award agreement, be payable in one or more of the following forms:

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  cash or check made payable to us;

  •
  shares of our common stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to our earnings for financial reporting purposes and valued at fair market value on the date of exercise;

  •
  shares of our common stock otherwise issuable under the stock option but withheld by us in satisfaction of the exercise price, with such withheld shares to be valued at fair market value on the date of exercise; and

  •
  to the extent both permitted by law and the stock option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee will concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to us for purposes of administering such procedure in compliance with our pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to us, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by us by reason of such exercise and (b) us to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the date of exercise.

        Stock options may be granted as non-statutory stock options or as stock options intending to qualify as ISOs. Stock option awards that are intended to constitute ISOs are subject to additional terms and conditions as further described in the Amended Plan.

        SARs.    The Amended Plan allows the issuance of two types of SARs under the discretionary grant program:

  •
  Tandem SARs granted in conjunction with stock options, which provide the holders with the right to surrender the related stock option for an appreciation distribution from us in an amount equal to the excess of (1) the fair market value of the vested shares of common stock subject to the surrendered stock option over (2) the aggregate exercise price payable for those shares; and

  •
  Stand-alone SARs, which allow the holders to exercise those rights as to a specific number of shares of our common stock determined by the plan administrator upon such terms and conditions as the plan administrator may establish, and receive in exchange an appreciation distribution from us in an amount equal to the excess of (1) the fair market value of the shares of common stock as to which those rights are exercised over (2) the aggregate base price in effect for those shares. The base price per share (except with respect to converted, assumed or substituted awards as described in the Amended Plan) may not be less than the fair market value per share of our common stock on the date the stand-alone SAR is granted, and the SAR may not have a term in excess of ten years.

        Tandem SARs may be granted at any time prior to the exercise or termination of the related stock option. However, a tandem SAR awarded in relation to an ISO must be granted concurrently with such

ISO. The appreciation distribution on any exercised tandem or stand-alone SAR may be paid in (1) cash, (2) shares of our common stock or (3) a combination of cash and shares of our common stock. Upon cessation of service with us, the holder of a SAR will have a period of time specified by the plan administrator in which to exercise such right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder's cessation of service during which his or her outstanding SARs may be exercised, provide for continued vesting during the applicable post-service exercise period and/or to accelerate the exercisability or vesting of those SARs in whole or in part. Such discretion may be exercised at any time while the SAR remains outstanding.

        Cessation of Service.    The Amended Plan includes certain provisions that govern the exercise of stock options or SARs that are outstanding as of a participant's cessation of service. Any option or SAR outstanding at the time of the participant's cessation of service for any reason will remain exercisable for such period of time thereafter as determined by the plan administrator and set forth in the documents evidencing the stock option or SAR (which we refer to as the post-service exercise period). However, no such stock option or SAR will be exercisable after the expiration of the original term. Any stock option or SAR held by the participant at the time of the participant's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the participant's estate or by the person or persons to whom the option is transferred pursuant to the participant's will or the laws of inheritance or by the participant's designated beneficiary or beneficiaries of that stock option or SAR. If the participant's service is terminated for cause, or if the participant otherwise engages in conduct constituting grounds for a termination for cause, while holding one or more outstanding stock options or SARs granted under the Amended Plan, then all of those stock options or SARs will terminate immediately and cease to be outstanding. During the applicable post-service exercise period, the stock option or SAR may not be exercised for more than the number of shares that are vested and exercisable. However, one or more stock options or SARs under the discretionary grant program may be structured so that those stock options or SARs will continue to vest in whole or part during the applicable post-service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the stock option or SAR term, the stock option or SAR will terminate and cease to be outstanding for any shares for which the stock option or SAR has not been exercised.

        The plan administrator has complete discretion to:

  1)
  extend the period following the participant's cessation of service during which his or her outstanding stock options or SARs may be exercised (but the period may not extend longer than the original term of the stock option or SAR);

  2)
  include automatic exercise provisions;

  3)
  include an automatic extension provision under which the specified post-service exercise period in effect for any stock option or SAR granted under the discretionary grant program will automatically be extended by an additional period of time to account for periods during which the exercise of that stock option or SAR or the immediate sale of the shares acquired under such stock option or SAR could not be effected in compliance with applicable federal and state securities laws (but such an extension may not result in the continuation of such stock option beyond the expiration date of the term of that stock option or SAR); and/or

  4)
  accelerate the exercisability or vesting of such stock options or SARs in whole or in part.

Such discretion may be exercised at any time while the stock options or SARs remain outstanding.

        Repurchase Rights    The plan administrator has the discretion to grant stock options that are exercisable for unvested shares of common stock. Should the optionee cease service while such shares are unvested, we will have the right, subject to the restrictions described below under "Repricing/Cash-Out Prohibition," to repurchase any or all of those unvested shares at a price per share equal to the lower of (1) the exercise price paid per share or (2) the fair market value per share of common stock at the time of repurchase. The terms upon which such repurchase right will be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) will be established by the plan administrator.

        Repricing/Cash-Out Prohibition.    Except in connection with certain corporate transactions or events as described in the Amended Plan, the plan administrator may not implement any of the following repricing/cash-out programs without obtaining stockholder approval: (1) the cancellation of outstanding stock options or SARs in return for new stock options or SARs with a lower exercise price per share, (2) the cancellation of outstanding stock options or SARs with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash, equity securities or in the form of any other award under the Amended Plan, or (3) the direct reduction of the exercise price in effect for outstanding stock options or SARs. These restrictions are intended to prohibit the repricing of "underwater" stock options and SARs without stockholder approval, but they will not be construed to prohibit adjustments of awards in connection with certain corporate transactions or events as described under the Amended Plan.

        Change in Control.    Any grant of stock options or SARs may provide for the earlier exercise of such stock options or SARs in the event of a change in control of us only where either (1) within a specified period the participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (2) such stock options or SARs are not assumed, continued or converted into replacement awards in a manner described in the applicable award agreement. However, such grant of stock options or SARs will be considered assumed, continued or converted into replacement awards if such stock options or SARs are replaced with a cash incentive program of the successor entity in the change in control that generally preserves the spread existing at the time of the change in control on any shares as to which the award is not otherwise at that time exercisable, so long as such cash incentive program (a) provides for the subsequent vesting and concurrent payment of that spread in accordance with substantially the same exercise/vesting schedule and terms as in effect for the original grant of stock options or SARs, and (b) provides for accelerated payment only if, within a specified period, the participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason.

  Stock Issuance Program

        Shares may be issued or transferred (referred to as issued in this section) under the stock issuance program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance will be evidenced by a stock issuance agreement that complies with the applicable terms of the Amended Plan. Shares of common stock may also be issued under the stock issuance program pursuant to performance shares or restricted stock units that entitle participants to receive the shares underlying such awards (or cash) upon the attainment of designated performance goals or the satisfaction of the specified service requirements, or upon the expiration of a designated time period following the vesting of such awards.

        The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the number of shares subject to each such award, the vesting schedule to be in effect for the award, the issuance or transfer schedule for the shares which vest under the award, the cash consideration (if any) payable per share, the performance objectives (if any) for each such award and the form (cash or shares of common stock) in which the award is to be settled.

        Shares of common stock may be issued under the stock issuance program for any of the following which the plan administrator deems appropriate in each individual instance:

  •
  cash or check made payable to us;

  •
  past services rendered to us (or any parent or subsidiary); or

  •
  any other valid consideration under the State in which we are then incorporated.

However, if the consideration for the shares will be paid in the form of a cash purchase price, then the cash consideration payable per share will not be less than 100% of the fair market value per share of common stock on the date of issuance.

        Shares of common stock issued under the stock issuance program may, in the discretion of the plan administrator, be fully and immediately vested upon issuance as a bonus for service rendered or may vest in one or more installments over the participant's period of service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of common stock issued under the stock issuance program will be determined by the plan administrator and incorporated into the stock issuance agreement. Shares of common stock may also be issued under the stock issuance program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those awards or cash upon the attainment of designated performance goals or the satisfaction of specified service requirements or upon the expiration of a designated time period following the vesting of those awards, including (without limitation) a deferred distribution date following the termination of the participant's service.

        Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the participant may have the right to receive with respect to the participant's unvested shares of common stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding common stock as a class without our receipt of consideration will be issued subject to (1) the same vesting requirements applicable to the participant's unvested shares of common stock and (2) such escrow arrangements as the plan administrator deems appropriate. Equitable adjustments to reflect each such transaction will also be made by the plan administrator to the repurchase price payable per share by us for any unvested securities subject to our existing repurchase rights under the Amended Plan. However, the aggregate repurchase price will in each instance remain the same.

        If the participant ceases to remain in service while holding one or more unvested shares of common stock issued under the stock issuance program, or if the performance objectives are not attained with respect to one or more such unvested shares of common stock, then those shares will be immediately surrendered to us for cancellation, and the participant will have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the participant for consideration paid in cash or cash equivalents, we will repay to the participant the lower of (1) the cash consideration paid for the surrendered shares or (2) the fair market value of those shares at the time of cancellation.

        The plan administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of common stock which would otherwise occur upon the cessation of the participant's service or the non-attainment of the performance objectives applicable to those shares. Any such waiver will result in the immediate vesting of the participant's interest in the shares of common stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards intended to constitute "qualified performance-based compensation" under Section 162(m) except in the event of the participant's cessation of service by reason of death or "permanent disability" (as defined in the Amended Plan or the applicable award agreement) or in connection with a change in control as described in the Amended Plan.

        Performance-Based Awards.    The plan administrator will have the discretionary authority, consistent with Section 162(m), to structure one or more awards under the stock issuance program that are intended to constitute "qualified performance-based compensation" under Section 162(m) so that the shares of common stock subject to those awards will vest (or vest and become issuable) upon the achievement of pre-established corporate performance objectives based on one or more performance goals described above under "Section 162(m)" and measured over the performance period specified by the plan administrator at the time of the award.

        Outstanding awards of performance shares or restricted stock units under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, the plan administrator has the discretionary authority to issue vested shares of our common stock or cash in satisfaction of one or more outstanding awards of performance shares or restricted stock units as to which the designated performance goals or service requirements are not attained. In no event, however, will any vesting requirements tied to the attainment of performance objectives be waived with respect to awards intended to qualify as "qualified performance-based compensation" under Section 162(m), except in the event of the participant's death or permanent disability or in connection with a change in control of us, as described below.

        With respect to performance shares awarded under the Amended Plan, at the end of the performance period, the plan administrator must determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels. The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Section 409A of the Code. Performance shares may be paid in cash or shares of our common stock, or a combination of the two. Performance shares may also be structured so that the shares are convertible into shares of our common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

        Change in Control.    Any award outstanding under the stock issuance program may provide for the earlier vesting of such award in the event of a change in control of us only where either (1) within a specified period the participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (2) such award is not assumed, continued or converted into replacement awards in a manner described in the applicable award agreement. However, such award will be considered assumed, continued or converted into replacement awards if such award is replaced with a cash incentive program of the successor entity in the change in control that generally preserves the fair market value of the underlying shares of common stock at the time of the change in control, provided that such cash incentive program (a) provides for the subsequent vesting and payment of that value in accordance with substantially the same vesting schedule and terms as in effect for those shares at the time of the change in control, and (b) provides for accelerated vesting only if, within a specified period, the participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason. The plan administrator's authority described in this paragraph will also extend to any award that is intended to constitute "qualified performance-based compensation" under Section 162(m) even though the actual vesting of those awards as described in this paragraph may result in their loss of performance-based status under Section 162(m).

  Incentive Bonus Program

        Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of our common stock).

        Cash Bonus Awards.    Cash bonus awards vest in one or more installments over the participant's continued service with us or upon the attainment of specified performance goals. Each cash bonus award will be evidenced by one or more documents in the form approved by the plan administrator, subject to the terms of the Amended Plan. The elements of the vesting schedule applicable to each cash bonus award will be determined by the plan administrator and incorporated into the applicable award agreement. The plan administrator will also have the discretionary authority, consistent with Section 162(m), to structure one or more cash bonus awards intended to qualify as "qualified performance-based compensation" so that those awards will vest upon the achievement of pre-established corporate performance objectives based upon one or more performance goals described above under "Section 162(m)" measured over the performance period specified by the plan administrator at the time of the award.

        Outstanding cash bonus awards will automatically terminate, and no cash payment or other consideration will be due the holders of those awards, if the performance goals or service requirements established for those awards are not attained or satisfied. The plan administrator may in its discretion waive the cancellation and termination of one or more unvested cash bonus awards which would otherwise occur upon the cessation of the participant's service or the non-attainment of the performance objectives applicable to those awards. Any such waiver will result in the immediate vesting of the participant's interest in the cash bonus award to which the waiver applies. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to awards intended to qualify as "qualified performance-based compensation" under Section 162(m), except in the event of the participant's cessation of service by reason of death or permanent disability or in connection with a change in control of us, as further described in the Amended Plan.

        Cash bonus awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable service requirement (or the waiver of such goals or service requirement) may be paid in (1) cash, (2) shares of common stock valued at fair market value on the payment date or (3) a combination of cash and shares of common stock.

        Performance Units.    Performance unit awards will be evidenced by one or more documents in the form approved by the plan administrator, subject to the terms of the Amended Plan. Performance unit awards are subject to the following parameters:

  •
  A performance unit represents either (a) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more performance goals are attained or (b) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

  •
  Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

  •
  Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of our common stock valued at fair market value on the payment date, or a combination of shares of common stock and cash.

        Dividend Equivalent Rights.    Dividend equivalent awards will be evidenced by one or more documents in the form approved by the plan administrator, subject to the terms of the Amended Plan. Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the Amended Plan, other than stock options and SARs. Each dividend equivalent right award represents the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of our common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made in cash or shares of our common stock, or a combination of shares of common stock and cash, either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock, or subject to a specified vesting schedule or a deferred payment date. However, any amounts attributable to dividend equivalent rights relating to an award subject to performance-vesting requirements will not vest or become payable prior to the vesting of that award (or the portion of that award to which the dividend equivalent right relates) upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained. The term of each dividend equivalent award will be established by the plan administrator at the time of grant, but no dividend equivalent award will have a term in excess of 10 years.

        The plan administrator also has the discretionary authority, consistent with Section 162(m), to structure one or more dividend equivalent awards intended to qualify as "qualified performance-based compensation" so that those awards vest only upon the achievement of certain pre-established corporate performance objectives based on one or more of the performance goals described above under "Section 162(m)" specified by the plan administrator at the time of the award.

        Change in Control.    Any award outstanding under the incentive bonus program may provide for the earlier vesting of such award in the event of a change in control of us only where either (1) within a specified period the participant is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason or (2) such award is not assumed, continued or converted into replacement awards in a manner described in the applicable award agreement. The plan administrator's authority under this paragraph will also extend to any award that is intended to constitute "qualified performance-based compensation "under Section 162(m) even though the actual vesting of that award may result in the loss of performance-based status under Section 162(m).

  General Provisions

        Adjustments.    In the event of any merger, reorganization, consolidation, stock split, reverse stock split, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the common stock or the value thereof (including, without limitation, a change in control transaction), or other corporate transaction or event having an effect similar to any of the foregoing, equitable adjustments will be made by the plan administrator to the Amended Plan and to awards in such manner as the plan administrator deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in (1) the maximum number and/or class of securities issuable under the Amended Plan (but only if and to the extent that such adjustment would not cause an ISO to fail to qualify as an ISO), (2) the per-person share limits specified under the Amended Plan, (3) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the discretionary grant program or under the stock issuance and incentive bonus programs per calendar year, (4) the number and/or class of securities and the exercise or base price per share in effect under each outstanding award under the discretionary grant program (including, if the plan administrator deems appropriate, the substitution of similar stock options to purchase the shares of, or other awards denominated in the shares of, another company), (5) the number and/or class of securities subject to each outstanding award under the stock issuance program and the cash consideration (if any) payable per share, (6) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of common stock and (7) the number and/or class of securities subject to our outstanding repurchase rights under the Amended Plan and the repurchase price payable per share. Any such adjustments will be final, binding and conclusive.

        In addition, for each stock option or SAR with purchase or exercise price greater than the consideration offered in connection with any such transaction or event or change in control transaction, the plan administrator may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. Moreover, in the event of any such transaction or event, the Compensation Committee will provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, determines to be equitable in the circumstances and will require in connection with such substitution the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

        Valuation.    The fair market value per share of our common stock on any relevant date under the Amended Plan will be deemed to be equal to the closing selling price per share on such date on the national stock exchange serving as the primary market for our common stock at that time.

        Stockholder Rights and Transferability.    No holder of a stock option has any stockholder rights, or rights to dividends or dividend equivalents, with respect to the stock option shares until such option holder has exercised the stock option, paid the exercise price and become the holder of record of the purchased shares. The holder of a SAR does not have any stockholder rights with respect to the shares subject to that SAR unless and until such person exercises the SAR and becomes the holder of record of the shares of our common stock issued upon such exercise, and will have no rights to dividends or dividend equivalents with respect to the SAR. Stock options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the stock option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory stock options under the Amended Plan so that those stock options will be transferable during optionee's lifetime by a gratuitous transfer to one or more members of the optionee's family or to a trust established for the optionee and/or one or more such family members or to a member of the optionee's family pursuant to a domestic relations order. The transferred portion of such non-statutory stock option may only be exercised by the person or persons who acquire a proprietary interest in the stock option pursuant to the transfer. The holder of an option may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the discretionary grant program (whether ISOs or non-statutory options), and those stock options will, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the optionee's death while holding those stock options.

        Stand-alone SARs, unvested shares of common stock, performance shares, restricted stock units, cash awards, performance units and stand-alone dividend equivalent rights are subject to the same transferability restrictions and beneficiary designation rights applicable to non-statutory stock options.

        A participant has full stockholder rights with respect to any shares of our common stock issued to him or her under the stock issuance program, whether or not those shares are vested. Accordingly, the participant will have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements. A participant does not have any stockholder rights with respect to the shares of our common stock subject to a performance share or restricted stock unit award until that award vests and the underlying shares of common stock (if any) are actually issued. However, dividend equivalent rights may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding performance share or restricted stock unit awards, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend equivalent rights relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying award (or the portion of such award to which such dividend or dividend equivalents relate) vests and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.

        Withholding Taxes.    Our obligation to deliver shares of common stock upon the exercise, issuance or vesting of an award under the Amended Plan is subject to the satisfaction of all applicable income and employment tax withholding requirements. The plan administrator may structure one or more awards so that shares of our common stock may be used as follows to satisfy all or part of the withholding taxes to which such holders of those awards may become subject in connection with the issuance, exercise, vesting or settlement of those awards:

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  We may be given the right to withhold, from the shares of common stock otherwise issuable upon the issuance, exercise, vesting or settlement of such an award, a portion of those shares with an aggregate fair market value equal to the applicable withholding taxes. The number of shares of common stock which may be so withheld will be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other rate that will not cause an adverse accounting consequence or cost).

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  The holder of the award may be given the right to deliver to us, at the time of the issuance, exercise, vesting or settlement of such award, one or more shares of our common stock previously acquired by such individual with an aggregate fair market value equal to all or a portion of the required withholding taxes. The shares of common stock so delivered will neither reduce the number of shares of common stock authorized for issuance under the Amended Plan nor be added to the number of shares authorized for issuance under the Amended Plan.

        Deferral Programs.    One or more of the following deferral programs may be implemented under the Amended Plan:

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  The plan administrator may structure one or more awards under the stock issuance or incentive bonus programs so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes, subject to Section 409A of the Code.

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  The plan administrator may implement a non-employee director retainer fee deferral program that allows our non-employee directors the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until a permissible date or event under Section 409A of the Code. If such a program is established, the plan administrator will have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Section 409A of the Code.

  •
  To the extent we maintain one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of our common stock, the plan administrator may authorize the share reserve under the Amended Plan to serve as the source of any shares of common stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Amended Plan will be reduced by 2.3 shares of common stock for each share of common stock issued under the Amended Plan in settlement of the deferred compensation owed under those separate arrangements.

        Amendment and Termination.    Our Board will have the complete and exclusive power and authority to amend or modify the Amended Plan in all respects. However, stockholder approval will be required for any amendment which would (1) materially increase the number of shares of common stock authorized for issuance under the Amended Plan (other than in connection with certain corporate transactions or events as described in the Amended Plan), (2) materially increase the benefits accruing to participants, (3) materially expand the class of individuals eligible to participate in the Amended Plan, (4) expand the types of awards which may be made under the Amended Plan or extend the term of the Amended Plan, (5) reduce or limit the scope of the prohibition on repricing programs set forth in the Amended Plan or otherwise eliminate such prohibition or (6) effect any other change or modification for which stockholder approval is required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our common stock is at the time primarily traded. However, no such amendment or modification will materially adversely affect the rights and obligations with respect to awards at the time outstanding under the Amended Plan unless the participant consents to such amendment or modification.

        Subject to the prohibition on the repricing of stock options and SARs described above, the Compensation Committee may amend the terms of any award granted under the Amended Plan prospectively or retroactively, except in the case of an award intended to qualify as "qualified performance-based compensation" under Section 162(m) (other than in connection with the participant's death or disability, or a change in control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m). Subject to adjustments permitted under the Amended Plan, no such amendment will impair the rights of any participant without his or her consent.

        Awards may be made under the Amended Plan that involve shares of common stock in excess of the number of shares then available for issuance under the Amended Plan, provided no shares will actually be issued pursuant to those awards until the number of shares of common stock available for issuance under the Amended Plan is sufficiently increased by stockholder approval of an amendment of the Amended Plan authorizing such increase. If such stockholder approval is not obtained within 12 months after the date the first excess award is made, then all awards granted on the basis of such excess shares will terminate and cease to be outstanding.

        The Board may in its discretion terminate the Amended Plan at any time. Termination of the Amended Plan will not affect the rights of participants or their successors under any awards outstanding under the Amended Plan and not exercised in full on the date of termination.

        Effective Date and Duration.    The Amended Plan will become effective on the date it is approved by our stockholders. Awards may be granted under the Amended Plan at any time and from time to time prior to September 12, 2023, on which date the Amended Plan will expire except with respect to awards then outstanding under the Amended Plan. Such outstanding awards will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences

        The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal Three and not for Amended Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

  Tax Consequences to Participants

        Non-Qualified Stock Options.    In general,

  •
  no income will be recognized by an optionee at the time a non-qualified stock option is granted;

  •
  at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

  •
  at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        SARs.    No income will be recognized by a participant in connection with the grant of a tandem SAR or a stand-alone SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the restricted stock is no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the stock will have taxable ordinary income on the date of transfer of the stock equal to the excess of the fair market value of such stock (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

        Restricted Stock Units.    No income generally will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common stock on the date that such stock is transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units), and the capital gains/loss holding period for such stock will also commence on such date.

        Performance Shares and Performance Units.    No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted common stock received.

  Tax Consequences to Us or Our Subsidiaries

        To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m). In this regard, certain types of awards under the Amended Plan, such as time-vested restricted stock and restricted stock units, cannot qualify as performance-based awards under Section 162(m), and in other cases awards may fail to qualify if all requirements for qualification are not met in connection with such awards.

Registration with the SEC

        We intend to file a Registration Statement on Form S-8 relating to the issuance of additional shares of common stock under the Amended Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Amended Plan by our stockholders.

New Plan Benefits

        It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the Amended Plan because the grant and actual settlement of awards under the Amended Plan are subject to the discretion of the plan administrators.

        The following table shows, as to each named executive officer and the various indicated groups, the aggregate number of options awarded under the Current Plan from inception through April 16, 2015:

Name	Number of Options Granted
Named Executive Officers:
Robert S. Apatoff President, Chief Executive Officer and Director	191,687(1)
Becky A. Sheehan Executive Vice President and Chief Financial Officer	30,349
Rhys J. Hughes President, Interflora British Unit	9,000
All current executive officers as a group	245,036(1)
All current non-employee directors as a group	9,006(2)
Each nominee for election as a director:
James T. Armstrong	3,002(2)
Dennis Holt	3,002(2)
Each associate of any of the foregoing	—
Each other person who received at least 5% of all options granted
Mark R. Goldston Served as Chief Executive Officer and sole director of FTD Companies, Inc. prior to the Separation	200,187(2)
All employees, excluding current executive officers	146,416(3)

(1)
Includes 93,420 shares underlying awards granted in 2013 upon conversion of United Online awards granted under various United Online stock plans related to United Online common stock, in connection with the Separation ("Conversion Grants").

(2)
Represents shares underlying Conversion Grants.

(3)
Includes 5,116 shares underlying Conversion Grants.

Vote Required

        The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter is required to approve this Proposal Three. An abstention will have the effect of a vote against this Proposal Three. A broker non-vote will have no effect on the outcome of this Proposal Three.

        Our Board of Directors recommends that the stockholders vote FOR the approval of the amendment and restatement of the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan.

 PROPOSAL FOUR: APPROVAL OF THE FTD COMPANIES, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

Overview

        On April 22, 2015, the Board adopted the FTD Companies, Inc. 2015 Employee Stock Purchase Plan, or the 2015 ESPP, subject to stockholder approval. There are 600,000 shares of common stock reserved for issuance under the 2015 ESPP.

        We are seeking approval by our stockholders of the ESPP. The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter is required to approve the 2015 ESPP. An abstention will have the effect of a vote against this Proposal Four. A broker non-vote will have no effect on the outcome of this Proposal Four.

        The essential features of the 2015 ESPP are outlined below. This summary, however, does not purport to be a complete description of the 2015 ESPP. The following summary is qualified in its entirety by reference to the complete text of the 2015 ESPP, which is attached as Exhibit B to this proxy statement and is incorporated herein by reference.

        If this Proposal Four is not approved by our stockholders, the 2015 ESPP will not become effective.

Purpose; General

        The purpose of the 2015 ESPP is to provide a means by which our employees (and employees of any parent or subsidiary of FTD designated by the Board to participate in the 2015 ESPP) may be given an opportunity to purchase shares of our common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success. If the 2015 ESPP is approved by our stockholders, approximately 1,350 employees of FTD and its subsidiaries initially will be eligible to participate in the 2015 ESPP.

        The 2015 ESPP is intended to qualify as an "employee stock purchase plan," as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

        The Board will administer the 2015 ESPP and will have the final power to construe and interpret both the 2015 ESPP and the rights granted under it. The Board will have the power, subject to the provisions of the 2015 ESPP, to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of FTD will be eligible to participate in the 2015 ESPP.

        The Board will have the power to delegate administration of the 2015 ESPP to a committee consisting of one or more members of the Board. The Board has delegated administration of the 2015 ESPP to the Compensation Committee. As used herein with respect to the 2015 ESPP, the "Board" refers both to the Board and to any committee the Board appoints, including the Compensation Committee.

Stock Subject to the 2015 ESPP

        Subject to approval of this Proposal Four, an aggregate of 600,000 shares of common stock has been reserved for issuance under the 2015 ESPP. If rights granted under the 2015 ESPP expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for purchase under the 2015 ESPP. The shares of common stock purchasable under the 2015 ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market. The closing price on the NASDAQ Global Select Market for our common stock on April 16, 2015 was $29.50 per share.

Offerings

        The 2015 ESPP will be implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offering under the 2015 ESPP is twenty-seven (27) months. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering period, he or she will be granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant during the purchase period are automatically applied to the purchase of common stock, subject to certain limitations (which are described further below under "Eligibility").

        The first day of an offering is referred to as an "offering date," and the last day of a purchase period is referred to as a "purchase date." If any offering date is not a trading day (i.e., a day on which the NASDAQ Global Select Market, or any other exchange or market on which shares of our common stock are listed, is not open for trading), then the offering date will fall on the next subsequent trading day. If the last day of a purchase period falls on a day that is not a trading day, then the purchase date for that purchase period will instead fall on the immediately preceding trading day.

Eligibility

        The Board has the power to exclude certain part-time employees and certain highly compensated employees under applicable tax laws. No employee is eligible to participate in the 2015 ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock or of any parent or subsidiary of FTD. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of us and our subsidiary corporations in any calendar year; provided, that any unused limit in one year may be carried over to a future year to the extent permitted by applicable tax laws.

Participation in the 2015 ESPP

        Eligible employees enroll in the 2015 ESPP by delivering to us, prior to the date selected by the Board as the offering date for the applicable offering, an agreement authorizing payroll deductions. The enrollment form will specify the amount of contributions that a participant may make during an offering, not to exceed a maximum amount specified by the Board. The offering document will specify whether participants may increase or decrease their level of payroll contributions during an offering.

Purchase Price

        The purchase price per share at which shares of common stock are sold in an offering under the 2015 ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period and (ii) 85% of the fair market value of a share of common stock on the purchase date. If the scheduled purchase date is not a trading day, the purchase will occur on the immediately preceding trading day.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is funded by accumulated payroll deductions during the offering. All payroll deductions made on behalf of a participant are credited to his or her account under the 2015 ESPP and deposited with our general funds.

Purchase of Stock

        In connection with offerings made under the 2015 ESPP, the Board may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of shares of common stock remaining available under the 2015 ESPP, or the maximum number of shares that may be purchased on a single purchase date across all offerings, in the absence of any Board action otherwise, a pro rata allocation (based on each participant's accumulated payroll deductions) of available shares will be made in as nearly a uniform manner as will be practicable and equitable. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

Withdrawal

        Each participant in the 2015 ESPP is required to deliver an enrollment form to us authorizing payroll deductions. If permitted in an offering, a participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the 2015 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided in the offering document.

        To the extent permitted in an offering, upon any withdrawal from an offering by an employee, we will distribute to the employee his or her accumulated payroll deductions without interest (unless otherwise required by applicable law), less any accumulated payroll deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's rights in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not prevent such employee from participating in subsequent offerings under the 2015 ESPP, provided that the employee otherwise meets the eligibility requirements to participate in such offerings.

Termination of Employment

        Unless otherwise specified by the Board, a participant's rights under any offering under the 2015 ESPP terminate immediately upon cessation of an employee's employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Capitalization Adjustment Provisions

        In the event that any change is made in, or other events occur with respect to, the shares of common stock subject to the 2015 ESPP or any purchase right without the receipt of consideration by us through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction as that term is used in Financial Accounting Standards Board ASC Topic 718, the Board will appropriately and proportionally adjust (1) the class(es) and maximum number of securities subject to the 2015 ESPP, (2) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding offerings and purchase rights, and (3) the class(es) and number of securities that are the subject of the purchase limits under each ongoing offering.

Effect of Certain Corporate Transactions

        In the event of a corporate transaction (as defined in the 2015 ESPP and described below), then any surviving or acquiring corporation may assume or continue outstanding purchase rights under the 2015 ESPP or may substitute similar rights for outstanding purchase rights. If any surviving or acquiring corporation does not assume or continue such rights or substitute similar rights, then the participants' accumulated payroll deductions will be used to purchase shares of common stock within ten business days prior to the corporate transaction under the ongoing offering and the participants' rights under the ongoing offering will terminate immediately after such purchase. A "corporate transaction" generally means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

  •
  the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of FTD and its subsidiaries;

  •
  the consummation of a sale or other disposition of more than fifty percent (50%) of our outstanding securities; or

  •
  the consummation of certain specified types of mergers, consolidations or similar transactions.

Duration, Amendment and Termination

        The Board may amend, suspend or terminate the 2015 ESPP at any time. However, except in regard to capitalization adjustments (as described above), stockholder approval will be required for any amendment of the 2015 ESPP for which stockholder approval is required by applicable law or listing requirements, including for any amendment that would:

  •
  materially increase the number of shares of common stock available for issuance under the 2015 ESPP;

  •
  materially expand the class of individuals eligible to participate under the 2015 ESPP;

  •
  materially increase the benefits accruing to participants under the 2015 ESPP or materially reduce the price at which shares of common stock may be purchased under the 2015 ESPP;

  •
  materially extend the term of the 2015 ESPP; or

  •
  expand the types of awards available for issuance under the 2015 ESPP.

        The Board may amend outstanding purchase rights without a participant's consent if such amendment is necessary to ensure that the purchase right and/or the 2015 ESPP complies with the requirements of Section 423 of the Code.

        Rights granted before amendment or termination of the 2015 ESPP will not be impaired by any amendment or termination of the 2015 ESPP without the consent of the participant to whom such rights were granted, except as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

U.S. Federal Income Tax Information

        The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the 2015 ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired under the 2015 ESPP. The 2015 ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Rights granted under the 2015 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of:

  (1)
  the excess of the fair market value of the stock at the time of such disposition over the purchase price, or

  (2)
  the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.

        Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to us by reason of the grant or exercise of rights under the 2015 ESPP. In the event of a disqualifying disposition, we are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

        Participation in the 2015 ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the 2015 ESPP. It is, therefore, not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2015 ESPP.

Vote Required

        The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the matter is required to approve the 2015 ESPP. An abstention will have the effect of a vote against this Proposal Four. A broker non-vote will have no effect on the outcome of this Proposal Four.

Recommendation of the Board of Directors

        Our Board of Directors recommends that the stockholders vote FOR the approval of the FTD Companies, Inc. 2015 Employee Stock Purchase Plan.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2014 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)(3)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(3)(4)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity Compensation Plans Approved by Stockholders(1)	964,684	$30.15	630,574(5)(6)
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	964,684		630,574

(1)
Approved by United Online prior to the Separation.

(2)
This column reflects the aggregate number of shares of our common stock to be issued upon the exercise of options and shares underlying restricted stock units outstanding as of December 31, 2014.

(3)
Excludes purchase rights outstanding under the 2013 FTD Companies, Inc. 2013 Amended and Restated Employee Stock Purchase Plan (the "2013 ESPP").

(4)
The calculation in this column does not include restricted stock units because the shares underlying the restricted stock units will be issued at the time the restricted stock units vest without any cash consideration payable for those shares.

(5)
As of December 31, 2014, 259,357 shares of our common stock remained available for issuance under the Current Plan. The shares available for issuance under the Current Plan may be issued upon the exercise of stock options or stock appreciation rights granted under such plan, or those shares may be issued through direct stock issuances or pursuant to restricted stock awards, restricted stock units or performance shares or units that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. Shares may also be issued as a bonus for services rendered to us, without any cash payment required from the recipient.

(6)
As of December 31, 2014, 371,217 shares of our common stock remained subject to a right of purchase under the 2013 ESPP. Under the 2013 ESPP, each eligible employee may purchase up to 1,001 shares of our common stock at semi-annual intervals on the last business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee's entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the purchase date.

 OTHER MATTERS

        We do not know of any matters to be presented at the 2015 annual meeting of stockholders other than those mentioned in this proxy statement. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 16, 2015 by (i) each person who, to our knowledge, beneficially owns 5% or more of the outstanding shares of our common stock, (ii) each of our directors and nominees for director, (iii) each named executive officer (as listed in the Summary Compensation Table, which appears later in this proxy statement) and (iv) all current directors and executive officers as a group. Except for shares of our common stock held in brokerage accounts that may, from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficial Ownership(1)
5% Stockholders:
Liberty Interactive Corporation(2)	10,203,010	35.6%
BlackRock, Inc.(3)	1,772,078	6.2%
Litespeed Management, L.L.C.(4)	1,709,243	6.0%
RS Investment Management Co. LLC(5)	1,650,296	5.8%
Keeley Asset Management Corp.(6)	1,449,563	5.1%
Directors and Named Executive Officers:
Robert S. Apatoff(7)	214,912	*
James T. Armstrong(8)	17,948	*
Tracey L. Belcourt(9)	4,746	*
Robert Berglass(10)	15,369	*
Candace H. Duncan(11)	1,325	*
Sue Ann R. Hamilton(11)	1,325	*
Joseph W. Harch(9)	5,641	*
Dennis Holt(9)	9,487	*
Rhys J. Hughes(12)	10,135	*
Robin S. Pringle(11)	1,325	*
Christopher W. Shean(11)	1,325	*
Becky A. Sheehan(13)	40,828	*
Michael J. Silverstein(9)	4,802	*
All current directors and executive officers as a group (16 persons)(14)	351,335	1.2%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
Based on 28,698,869 shares of our common stock outstanding on April 16, 2015. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days after April 16, 2015 and shares issuable within 60 days after April 16, 2015 pursuant to outstanding restricted stock units awarded under the Current Plan are deemed outstanding for computing the percentage ownership of the person or entity holding such securities but are not outstanding for computing the percentage ownership of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515.

(2)
This information is derived solely from the Schedule 13D of Liberty Interactive Corporation filed January 9, 2015. According to the Schedule 13D, Liberty Interactive Corporation had sole voting power and sole dispositive power with respect to all the reported shares. The address for Liberty Interactive Corporation is 12300 Liberty Boulevard, Englewood, Colorado 80112.

(3)
This information is derived solely from the Amendment No. 1 to Schedule 13G of BlackRock, Inc., filed January 30, 2015. According to the Schedule 13G, BlackRock, Inc. has sole voting power with respect to 1,725,586 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(4)
This information is derived solely from Amendment No. 1 to Schedule 13G of Litespeed Management, L.L.C., filed February 17, 2015. According to the Schedule 13G, each of Litespeed Management, L.L.C., Litespeed Master Fund, Ltd. and Jamie Zimmerman shares voting and dispositive power with respect to all of the reported shares. The address for Litespeed Management, L.L.C. is 623 Fifth Avenue, 26th Floor, New York, New York 10022.

(5)
This information is derived solely from Amendment No. 3 to Schedule 13G of RS Investment Management Co. LLC, filed April 10, 2015. According to the Schedule 13G, RS Investment Management Co. LLC has sole voting power with respect to 1,640,974 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for RS Investment Management Co. LLC is One Bush Street, Suite 900, San Francisco, California 94104.

(6)
This information is derived solely from Amendment No. 1 to Schedule 13G of Keeley Asset Management Corp., filed February 9, 2015. According to the Schedule 13G, Keeley Asset Management Corp. had sole voting power with respect to 1,380,320 of the reported shares and sole dispositive power with respect to all of the reported shares. According to Schedule 13G, John L. Keeley Jr. had neither sole nor shared voting or dispositive power over the 1,090 shares beneficially owned by him. The address for Keeley Asset Management Corp. is 111 West Jackson, Suite 810, Chicago, Illinois 60604.

(7)
Includes (1) 70,057 shares of our common stock held directly by Mr. Apatoff; (2) 20,346 shares held in a tenancy in common ownership arrangement between the Robert S. Apatoff 2007 Living Trust (of which Mr. Apatoff is the sole trustee and sole beneficiary during his lifetime) and the Vicki G. Apatoff 2007 Living Trust (of which Mr. Apatoff's spouse is the sole trustee and sole beneficiary during her lifetime); and (3) 124,509 shares of our common stock subject to options that are currently exercisable or that will become exercisable within 60 days after April 16, 2015.

(8)
Mr. Armstrong has shared voting and investment power over the shares of our common stock reflected in the table and disclaims beneficial interest of such shares of our common stock except to the extent of his beneficial ownership in Clearstone Venture Management Services. Includes 3,573 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 16, 2015.

(9)
Includes 3,573 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 16, 2015.

(10)
Includes (1) 10,384 shares of our common stock held directly by Mr. Berglass and (2) 600 shares held by the 1998 Robert H. Berglass Living Trust dated July 8, 1998, over which Mr. Berglass exercises voting power, as trustee. Includes 4,385 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 16, 2015.

(11)
Includes 1,325 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 16, 2015.

(12)
Includes 2,250 shares of our common stock subject to options that are currently exercisable or that will become exercisable within 60 days after April 16, 2015.

(13)
Includes 9,283 shares of our common stock subject to options that are currently exercisable or that will become exercisable within 60 days after April 16, 2015.

(14)
Includes (1) 27,550 shares of our common stock subject to restricted stock units that will vest and become issuable within 60 days after April 16, 2015, and (2) 139,542 shares of our common stock subject to options that are currently exercisable or that will become exercisable within 60 days after April 16, 2015.

        The following table shows the number of shares of our common stock that are subject to outstanding restricted stock units held by our directors and named executive officers as of April 16, 2015 but that are not otherwise scheduled to vest and become issuable within the 60 day period measured from April 16, 2015. Each restricted stock unit entitles the director or named executive officer to one share of common stock at the time of vesting. The restricted stock units generally vest over a one to four year period of continued service with us.

Directors and Named Executive Officers	Aggregate Number of Shares Subject to RSUs
Robert S. Apatoff	118,820
James T. Armstrong	—
Tracey L. Belcourt	—
Robert Berglass	—
Candace H. Duncan	—
Sue Ann R. Hamilton	—
Joseph W. Harch	—
Dennis Holt	—
Rhys J. Hughes	24,759
Robin S. Pringle	—
Christopher W. Shean	—
Becky A. Sheehan	55,154
Michael J. Silverstein	—
Other Executive Officers	62,454

 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following table sets forth certain information regarding all our executive officers as of April 16, 2015:

Name	Age	Positions
Robert S. Apatoff	56	President, Chief Executive Officer and Director
Becky A. Sheehan	48	Executive Vice President and Chief Financial Officer
Scott D. Levin	53	Executive Vice President, General Counsel and Secretary
Rhys J. Hughes	46	President, Interflora British Unit
Tom D. Moeller	51	Executive Vice President, Florists' Transworld Delivery, Inc.
Anne G. Saunders	53	President, Consumer Division

        The following is a brief description of the capacities in which each of the executive officers has served during the past five or more years. The biography for Mr. Apatoff appears earlier in this proxy statement under the heading "Proposal One: Election of Directors."

        Becky A. Sheehan has been our Executive Vice President and Chief Financial Officer since November 2013. Ms. Sheehan joined FTD Group, Inc. in July 2006 as Executive Vice President, Chief Financial Officer. Prior to joining FTD Group, Inc., she was an Audit Partner with Deloitte and had 19 years of experience in public accounting with both Deloitte and Arthur Andersen. At Deloitte, Ms. Sheehan served as the leader of the Consumer Business and Manufacturing Audit Practice for the Chicago office. Prior to joining Deloitte, Ms. Sheehan was a partner with Arthur Andersen. She is a certified public accountant and received her Bachelor's degree in accounting from Illinois State University.

        Scott D. Levin has been our Executive Vice President and General Counsel since September 2013 and was appointed Secretary on November 1, 2013. Mr. Levin was the Chief Legal Officer and Secretary of Coskata, Inc., a renewable fuels and chemicals production company, from 2012 to September 2013. From 2007 to 2012, Mr. Levin was Senior Vice President, General Counsel and Secretary for Morton's Restaurant Group, Inc., which was a publicly held restaurant holding company during that time. Prior to that, Mr. Levin held General Counsel positions at Torex Retail Americas (a global technology solutions provider) and OurHouse, Inc. (the home improvement e commerce business for Ace Hardware Corporation). From 1996 to 1999, Mr. Levin served as Vice President and General Counsel of FTD, Inc. Mr. Levin also worked at Schulte Roth & Zabel LLP in New York City where he practiced in the mergers and acquisitions, securities and finance areas. Mr. Levin earned a J.D. from The National Law Center at George Washington University and a Bachelor's degree from Boston College.

        Rhys J. Hughes is the head of our International Division and was appointed President of Interflora British Unit in May 2008, having previously spent two years as Chief Operating Officer. He joined Interflora in 2001 as Finance Director. Prior to joining Interflora, Mr. Hughes held senior financial roles with Boots Opticians and Vision Express. He is a Chartered Accountant, having qualified with KPMG in Nottingham, where he spent most of his time in audit services. He received a First Class Honours degree in industrial economics from Nottingham University.

        Tom D. Moeller is the head of our Florist Division and has been with FTD since April 2010. He joined FTD as Executive Vice President, Florists' Transworld Delivery, Inc. from the William Wrigley Jr. Company, where he served as Global Chief Customer Officer since 2007 and as Vice President, U.S. Customer Sales and Support from 2001 to 2007. Prior to Wrigley, Mr. Moeller served as General Manager at Schering Plough HealthCare, responsible for their Wal-Mart and Alternative Trade Channel businesses. Before joining Schering Plough, he spent 12 years at Nabisco, Inc. in various sales and customer marketing roles. Mr. Moeller has had over 25 years of experience in consumer packaged goods. He is a graduate of Wartburg College and continued his executive education at Northwestern University and Cornell University.

        Anne G. Saunders is our President, Consumer Division and has been with FTD since December 2014. Prior to joining FTD, Ms. Saunders served as President of Redbox from September 2012 to January 2014. Prior to joining Redbox, Ms. Saunders served as Executive Vice President / Chief Marketing Officer at Knowledge Universe from 2009 to 2012. In addition, Ms. Saunders has held a number of senior management and marketing positions at various companies, including Bank of America, Starbucks, eSociety and AT&T. Ms. Saunders was at Starbucks during their period of rapid domestic and international growth and was named "Marketer of the Year" by Brand Week. She was the founding CEO of eSociety, a tech company with an e-commerce platform used by trade associations to create B2B on-line marketplaces. While at AT&T, Ms. Saunders held senior leadership positions in the wireless, long distance and internet businesses. She currently serves on the Board of Directors of Nautilus (NYSE: NLS), and previously served as a Director of Blue Nile (NASDAQ: NILE).

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Executive officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all of the forms that they file.

        Based solely on our review of these reports or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2014, our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act filed on a timely basis all reports required of them under Section 16(a) so that there were no late filings of any Form 3 or Form 5 reports or late Form 4 filings with respect to transactions relating to our common stock.

Summary of Cash and Certain Other Compensation

        FTD is an "emerging growth company," as defined under the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, under SEC rules, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to emerging growth companies.

 Summary Compensation Table

        The following table provides certain summary information concerning the compensation earned by our Chief Executive Officer and each of our two other most highly compensated executive officers for the fiscal years ended December 31, 2014 and 2013. The listed individuals are sometimes referred to herein as the "named executive officers."

Name and Principal Position	Year	Salary(2)	Bonus(3)	Stock Awards(4)		Stock Option Awards		Non-Equity Incentive Plan Compensation		All Other Compensation (11)(12) (13)(14)(15)	Total
Robert S. Apatoff	2014	$730,000	$350,000	$1,358,001	(5)	$275,548	(7)	$603,288	(9)	$26,849	$3,343,686
President, Chief Executive	2013	$643,846	$75,000	$3,145,736	(6)	$1,113,340	(8)	$574,453	(10)	$19,187	$5,571,562
Officer and Director
Becky A. Sheehan	2014	$438,152	$225,000	$752,001	(5)	$137,774	(7)	$301,847	(9)	$26,849	$1,881,623
Executive Vice President and	2013	$434,439	$350,000	$900,265	(6)	$289,462	(8)	—		$3,825	$1,977,991
Chief Financial Officer
Rhys J. Hughes(1)	2014	$289,940	$483,626	$282,600		$123,997	(7)	$207,462	(9)	$48,119	$1,435,744
President, Interflora British	2013	$267,552	$380,685	$268,632		—		—		$50,058	$966,927
Unit

(1)
Mr. Hughes is the President of our Interflora division in the U.K. All amounts shown in the table relating to Mr. Hughes are in U.S. Dollars and have been translated from British Pounds using average rates for the applicable periods.

(2)
The salaries reflected in the Summary Compensation Table may be subject to future increase at the discretion of FTD's Board of Directors. The base salary level, once increased, becomes the new minimum base salary. The amount reported as base salary in the Summary Compensation Table also includes the portion deferred under our 401(k) plan, a tax qualified deferred compensation plan.

(3)
Represents discretionary year-end cash bonus awards made to our named executive officers including, in 2014, cash bonus awards of $350,000 and $225,000 related to the Acquisition to Mr. Apatoff and Ms. Sheehan, respectively, and, in 2013, cash bonus awards of $75,000 each related to the Separation to Mr. Apatoff and Ms. Sheehan. For 2014 and 2013, represents bonus amounts of £286,000 and £143,000, respectively, earned by Mr. Hughes under the terms of his service agreement. In 2014, Mr. Hughes elected to forgo £56,000, or $94,696, of his £286,000 bonus and instead received an additional pension contribution for the same amount.

(4)
Amounts reflect the aggregate grant date fair value of the stock awards made in the applicable fiscal year. The grant date fair values are, in each instance, calculated in accordance with ASC 718 and do not take into account estimated forfeitures relating to service based vesting requirements. For information regarding the assumptions underlying the ASC 718 valuation of our equity awards made in 2014 and 2013, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K for that period.

(5)
Amounts shown include the value of one time stock awards granted to Mr. Apatoff and Ms. Sheehan in recognition of the successful completion of the Acquisition.

(6)
Amounts shown include the value of one time stock awards granted to Mr. Apatoff and Ms. Sheehan in recognition of the successful completion of the Separation and Mr. Apatoff's and Ms. Sheehan's positions as President and Chief Executive Officer and Chief Financial Officer, respectively, of FTD as a stand-alone public company.

(7)
Amounts reflect the aggregate grant date fair value of the stock option awards made in the applicable fiscal year. The grant date fair values are, in each instance, calculated in accordance with ASC 718 and do not take into account estimated forfeitures relating to service based vesting requirements. For information regarding the assumptions underlying the ASC 718 valuation of our equity awards made in 2014, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K for that period.

(8)
Amounts reflect the aggregate grant date fair value of one time stock option awards granted to Mr. Apatoff and Ms. Sheehan in recognition of the successful completion of the Separation and Mr. Apatoff's and Ms. Sheehan's positions as President and Chief Executive Officer and Chief Financial Officer, respectively, of FTD as a stand-alone public company. The grant date fair values are, in each instance, calculated in accordance with ASC 718 and do not take into account estimated forfeitures relating to service based vesting requirements. For information regarding the assumptions underlying the ASC 718 valuation of our equity awards made in 2013, see Note 11 to our audited consolidated financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K for that period.

(9)
Represents performance-based cash bonuses paid pursuant to the FTD Companies, Inc. 2014 Management Bonus Plan.

(10)
Represents performance-based cash bonuses paid pursuant to non-equity incentive compensation plans originally established by United Online.

(11)
Includes a matching contribution we made to the 401(k) plan on behalf of each participating named executive officer, other than Mr. Hughes, in an amount not to exceed the lesser of (1) 25% of the participating officer's contribution, and (2) 25% of the first 6% of the participating officer's eligible compensation, as determined under such plan. See Note 14 below for the dollar amounts of the matching contributions included in the "All Other Compensation" column of the Summary Compensation Table.

(12)
The restricted stock units held by our named executive officers, other than those held by Mr. Hughes, contain dividend equivalent rights. Pursuant to those rights, such named executive officer will receive, as dividends or other distributions are declared and paid on our outstanding shares of common stock, an additional payment equal to each dividend or distribution which would have been paid on the shares of common stock underlying those units had such shares been issued and outstanding at the time that dividend or distribution was made to our stockholders. The payment will be made in the same form and at the same time as the actual dividend or distribution is made to stockholders. United Online historically paid dividends to holders of its common stock. We have not paid any cash dividends on our common stock since the Separation on November 1, 2013. We do not currently anticipate paying any future cash dividends.

  The payments received by the named executive officers in the 2013 fiscal year pursuant to the dividend equivalent rights pertaining to United Online restricted stock units are not included as part of their compensation in the "All Other Compensation" column for the 2013 fiscal year. The aggregate amount received by each of the named executive officers for the 2013 fiscal year pursuant to dividend equivalent rights associated with United Online restricted stock unit awards was as follows:

Name
Robert S. Apatoff	$50,333
Becky A. Sheehan	$32,625
Rhys J. Hughes	—
(13)
We provide medical and dental coverage to our U.S. employee base. In 2013, for Mr. Apatoff, we paid the portion of the insurance premiums for such coverage that otherwise would have been payable by him as required employee contributions (the "basic insurance coverage premiums"). In addition, we also provided supplemental medical and dental coverage to Mr. Apatoff under the Exec-U-Care plan. The annual per participant membership fee we paid under the Exec-U-Care plan was $250 and included the premium for an accidental death and dismemberment insurance policy with up to $100,000 in coverage. These incremental benefits terminated prior to the Separation. See Note 14 below for the aggregate dollar amount of the basic insurance coverage premiums, the medical and dental benefits provided through the Exec-U-Care plan, together with the $250 annual membership fee for such plan that is included in the "All Other Compensation" column of the Summary Compensation Table.

(14)
The table below sets forth the various items included in the "All Other Compensation" column for the 2014 fiscal year for Mr. Apatoff and Ms. Sheehan:

Name	401(k) Matching Contribution	Medical/ Dental Benefits	Total
Robert S. Apatoff	$3,900	$22,949	$26,849
Becky A. Sheehan	$3,900	$22,949	$26,849

  The table below sets forth the various items included in the "All Other Compensation" column for the 2013 fiscal year for Mr. Apatoff and Ms. Sheehan:

Name	401(k) Matching Contribution	Medical/ Dental Benefits	Total
Robert S. Apatoff	$3,825	$15,362	$19,187
Becky A. Sheehan	$3,825	—	$3,825
(15)
The table below sets forth the various items included in the "All Other Compensation" column for the 2014 fiscal year for Mr. Hughes, which includes the cost of a leased company car, including fuel and maintenance and repair costs; pension plan contributions; and medical benefits:

	Company Vehicle	Pension Plan Contributions	Medical Benefits	Total
Rhys J. Hughes	$22,045	$23,195	$2,879	$48,119

  The table below sets forth the various items included in the "All Other Compensation" column for the 2013 fiscal year for Mr. Hughes, which includes the cost of a leased company car, including fuel and maintenance and repair costs; pension plan contributions; and medical benefits:

	Company Vehicle	Pension Plan Contributions	Medical Benefits	Total
Rhys J. Hughes	$25,320	$21,389	$3,349	$50,058

        The following table provides certain summary information concerning outstanding FTD equity awards held by the named executive officers as of December 31, 2014.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)		Option Exercise Price	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units That Have Not Vested(2)
Robert S. Apatoff	2/15/2011	93,420	—		$26.42	2/14/2021	2/29/2012	8,897	(5)	$309,794
	11/8/2013	26,089	52,178	(3)	$31.04	11/7/2023	3/6/2013	21,354	(6)	$743,546
	3/11/2014	—	20,000	(4)	$31.40	3/10/2024	11/8/2013	52,178	(7)	$1,816,838
							3/11/2014	20,000	(8)	$696,400
							12/31/2014	20,965	(9)	$730,001
Becky A. Sheehan	11/8/2013	6,783	13,566	(3)	$31.04	11/7/2023	2/15/2011	3,003	(10)	$104,564
	3/11/2014	—	10,000	(4)	$31.40	3/10/2024	2/29/2012	6,006	(11)	$209,129
							3/6/2013	9,009	(12)	$313,693
							11/8/2013	13,566	(13)	$472,368
							3/11/2014	10,000	(14)	$348,200
							12/31/2014	12,579	(15)	$438,001
Rhys J. Hughes	3/11/2014	—	9,000	(4)	$31.40	3//10/2024	2/15/2011	3,003	(16)	$104,564
							2/29/2012	6,006	(17)	$209,129
							3/6/2013	9,009	(18)	$313,693
							3/11/2014	9,000	(19)	$313,380

(1)
Each such unvested FTD stock option or unvested FTD restricted stock unit award will vest, in whole or in part, on an accelerated basis upon the occurrence of certain events, as described elsewhere in this proxy statement.

(2)
The valuations are based on the $34.82 closing price per share of FTD common stock on December 31, 2014.

(3)
The remaining unexercisable stock options will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from November 8, 2014.

(4)
The unexercisable stock options will vest in a series of four successive equal annual installments upon the named executive officer's completion of each year of service with us over the four year period measured from February 15, 2014.

(5)
Reflects an FTD restricted stock unit award covering a total of 26,692 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest upon the named executive officer's completion of the year of service with us over the one year period measured from February 15, 2014.

(6)
Reflects an FTD restricted stock unit award covering a total of 32,031 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from February 15, 2014.

(7)
Reflects an FTD restricted stock unit award covering a total of 78,267 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from November 8, 2014.

(8)
Reflects an FTD restricted stock unit award covering a total of 20,000 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of four successive equal annual installments upon the named executive officer's completion of each year of service with us over the four year period measured from February 15, 2014.

(9)
Reflects an FTD restricted stock unit award covering a total of 20,965 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit, which awards will vest at the rate of one-third on each of the first three anniversaries of the grant date of December 31, 2014.

(10)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in full upon the named executive officer's completion of the year of service with us over the period measured from February 15, 2014.

(11)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from February 15, 2014.

(12)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three year period measured from February 15, 2014.

(13)
Reflects an FTD restricted stock unit award covering a total of 20,349 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from November 8, 2014.

(14)
Reflects an FTD restricted stock unit award covering a total of 10,000 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of four successive equal annual installments upon the named executive officer's completion of each year of service with us over the four year period measured from February 15, 2014.

(15)
Reflects an FTD restricted stock unit award covering a total of 12,579 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit, which awards will vest at the rate of one-third on each of the first three anniversaries of the grant date of December 31, 2014.

(16)
Reflects an FTD restricted stock unit award covering a total of 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in full upon the named executive officer's completion of the year of service with us over the period measured from February 15, 2014

(17)
Reflects an FTD restricted stock unit award covering 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of two successive equal annual installments upon the named executive officer's completion of each year of service with us over the two year period measured from February 15, 2014.

(18)
Reflects an FTD restricted stock unit award covering 12,012 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of three successive equal annual installments upon the named executive officer's completion of each year of service with us over the three year period measured from February 15, 2014.

(19)
Reflects an FTD restricted stock unit award covering 9,000 shares of our common stock. Each unit provides the named executive officer with the right to receive one share of FTD common stock upon the vesting of that unit. The remaining restricted stock units will vest in a series of four successive equal annual installments upon the named executive officer's completion of each year of service with us over the four year period measured from February 15, 2014.

Employment Agreements and Potential Payments Upon Termination or Change in Control

  Employment Agreements

        Robert S. Apatoff.    Mr. Apatoff is party to an employment agreement with FTD, with a term expiring on December 31, 2019, which provides for a minimum base salary of $830,000 and a target bonus of up to 100% of annual base salary. The employment agreement also provides that if his employment is terminated without cause, or he resigns for good reason, in connection with, or within 24 months following, a change in control of FTD as defined in his employment agreement, then his outstanding equity awards will vest in full, provided that such period shall run for 36 months following the Acquisition. If his employment is terminated without cause, or he resigns for good reason, other than in connection with, or within 24 months following, a change in control, then he will receive an additional 12 months of vesting credit under his outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period. If Mr. Apatoff's employment is terminated without cause, or he resigns for good reason, whether or not in connection with a change in control, then he will be entitled to a severance payment, payable in 12 equal monthly installments (or in a lump sum in the case of a change in control separation), in an aggregate amount equal to the sum of (i) two times his then-current annual rate of base salary and (ii) two times his target bonus for the year in which his employment is so terminated. He will also be entitled to any earned but unpaid bonus for the fiscal year preceding his termination and a prorated bonus for the year of termination based on the actual level of performance goal attainment or, in the case of an involuntary termination during the same year as the change in control event, based on his target bonus for such year. As consideration for such severance benefits, Mr. Apatoff agreed to a 12 month non-competition agreement and to provide us with a standard release of claims. If Mr. Apatoff's employment is terminated due to his death or disability, then he will receive an additional 12 months of vesting credit under his outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period.

        Becky A. Sheehan.    Ms. Sheehan is party to an employment agreement with FTD, with a term expiring on December 31, 2019, which provides for a minimum base salary of $488,000 and a target bonus of up to 100% of annual base salary. The employment agreement also provides that if her employment is terminated without cause, or she resigns for good reason, in connection with, or within 24 months following, a change in control of FTD as defined in her employment agreement, then her outstanding equity awards will vest in full, provided that such period shall run for 36 months following the Acquisition. If her employment is terminated without cause, or she resigns for good reason, other than in connection with, or within 24 months following, a change in control, then she will receive an additional 12 months of vesting credit under her outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period. If Ms. Sheehan's employment is terminated without cause, or she resigns for good reason, whether or not in connection with a change in control, then she will be entitled to a severance payment, payable in 12 equal monthly installments (or in a lump sum in the case of a change in control separation), in an aggregate amount equal to the sum of (i) two times her then-current annual rate of base salary and (ii) two times her target bonus for the year in which her employment is so terminated. She will also be entitled to any earned but unpaid bonus for the fiscal year preceding her termination and a prorated bonus for the year of termination based on the actual level of performance goal attainment or, in the case of an involuntary termination during the same year as the change in control event, based on her target bonus for such year. As consideration for such severance benefits, Ms. Sheehan agreed to a 12 month non-competition agreement and to provide us with a standard release of claims. If Ms. Sheehan's employment is terminated due to her death or disability, then she will receive an additional 12 months of vesting credit under her outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period.

        Rhys J. Hughes.    Mr. Hughes is party to a service agreement with Interflora Holdings Limited, which generally requires six months' notice of termination of employment. Mr. Hughes agreed to a 6 month non-competition and non-solicitation provision under his service agreement.

  Potential Payments upon Termination or Change in Control

  Termination of Employment (With and Without Change in Control)

        We currently have employment agreements in place with Messrs. Apatoff and Hughes and Ms. Sheehan that would entitle them to severance payments upon termination of employment. Assuming the employment of our executive officers was terminated by us without cause or they resigned for good reason (in the absence of a change in control) on December 31, 2014, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $6,868,935, $144,970 and $3,060,104, respectively. Assuming the employment of our executive officers was terminated by us without cause or they resigned for good reason (in connection with a change in control) on December 31, 2014, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $9,595,556, $1,116,517 and $4,437,075, respectively. For information on the severance benefits the executives are entitled to in the event of a termination of employment, under their employment agreements, see "—Employment Agreements."

  Equity Acceleration

        Under the Current Plan, all outstanding options and restricted stock units will immediately vest upon a change in control, to the extent they are not assumed or otherwise continued in effect by the successor entity or replaced with an incentive compensation program that preserves the intrinsic value of the award at that time and provides for the subsequent vesting and concurrent payout of that value in accordance with the pre-existing vesting schedules for those awards.

        If the named executive officers' outstanding equity awards were not continued or assumed by the successor entity or replaced with a comparable incentive compensation program, thereby triggering the accelerated vesting of those awards, following a change in control on December 31, 2014, Messrs. Apatoff and Hughes and Ms. Sheehan would be entitled to $5,445,556, $971,547 and $1,997,075, respectively, as a result of the vesting of their unvested equity awards. These amounts are included above under "—Termination of Employment (With and Without Change in Control)" in the amounts our named executive officers would have received assuming their employment was terminated by us without cause or they resigned for good reason in connection with a change in control on December 31, 2014.

        If Mr. Apatoff's or Ms. Sheehan's employment terminated due to death or disability on December 31, 2014, their employment agreements provide that they would receive an additional 12 months of vesting credit under their outstanding equity awards, applied as if such awards vested in equal monthly increments over the vesting period, and Mr. Apatoff and Ms. Sheehan would be entitled to $2,945,647 and $806,257, respectively. Mr. Hughes is not entitled to the acceleration of his equity awards in the event of his death or disability.

        The acceleration of all equity awards is calculated based on the closing price of our common stock on December 31, 2014, which was $34.82 per share.

 RELATED-PARTY TRANSACTIONS

Related-Party Transactions Policies and Procedures

        Pursuant to our Code of Ethics, without full disclosure and prior written approval, our executive officers and directors are not permitted to make any investment, accept any position or benefits, participate in any transaction or business arrangement or otherwise act in a manner that creates or appears to create a conflict of interest. Our executive officers and directors are required to make such disclosure to, and receive the prior written approval of, our General Counsel and the Chair of the Audit Committee, or such other individual or committee of the Board of Directors as may be designated by the Board of Directors with respect to any related-party transactions. A current copy of the Code of Ethics is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." In addition, each year, our directors and executive officers are required to complete Director and Officer Questionnaires that, among other things, identify any potential related-party transactions. Our Board of Directors determines, on an annual basis, which members of our Board meet the definition of an independent director as defined in the NASDAQ Marketplace Rules.

        Pursuant to our Audit Committee's written charter, our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving any potential related-party transactions which could be required to be disclosed under Item 404 of Regulation S-K, unless such transactions have been approved by a comparable committee of the Board of Directors or the Board of Directors as a whole. A copy of the Audit Committee's written charter is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." Under Item 404 of Regulation S-K, a related-party transaction is defined as any transaction or proposed transaction in which the company was or is to be a participant, the amount involved exceeds $120,000, and in which any of the following had or will have a direct or indirect material interest: the company's directors, director nominees, executive officers, greater than five percent beneficial owners or any immediate family member of any of the foregoing. In the course of the Audit Committee's review to approve or disapprove related-party transactions, the Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the related party's relationship to us; the nature of the party's interest in the transaction; the benefits to us; the availability of other sources of comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related-party transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders.

        The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related-party transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it would be impractical or undesirable to wait until the next scheduled Audit Committee meeting, approval will be sought from the Chair of the Audit Committee between meetings, provided the Chair or his/her immediate family member is not the related party. If a related-party transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.

Agreements with Liberty

  Investor Rights Agreement

        As a part of the Acquisition, we entered into an Investor Rights Agreement with Liberty. Under the terms of the Investor Rights Agreement, Liberty and its controlled affiliates are restricted from acquiring additional shares of our common stock if, (1) until December 31, 2016, following such acquisition, Liberty would own in excess of 37.5% of the total number of the outstanding shares of our common stock and (2) after December 31, 2016, following such acquisition, Liberty would own in excess of 40% of the total number of outstanding shares of our common stock, in each case, subject to certain exceptions. Notwithstanding these restrictions, Liberty would be permitted, subject to certain conditions, to make a non-negotiated permitted tender offer (the "Permitted Offer") to acquire additional shares of our common stock if, (a) after December 31, 2016, Liberty has negotiated in good faith with our Board of Directors for a period of at least thirty days and is unable to reach an agreement on a transaction or (b) at any time, a third party makes an unsolicited tender offer for shares of our common stock and we fail to take customary defensive actions, provided, (i) in either case, that the Permitted Offer must be an offer for all outstanding shares of our common stock and (ii) the Permitted Offer cannot close until a majority of the outstanding shares of our common stock not owned by Liberty have been tendered (the "Minimum Condition"), provided that the requirement in this clause (ii) does not apply in the event a third party makes an unsolicited tender offer for shares of our common stock.

        The Investor Rights Agreement further provides that until June 30, 2016 (the "Restricted Period"), Liberty will be bound by customary standstill provisions, including covenants not to solicit competing proxies or call special meetings of our stockholders, subject to the earlier expiration of the standstill provisions or certain waivers thereto upon the occurrence of certain events. In addition, during the Restricted Period, Liberty may not transfer any shares of our common stock that it owns, subject to certain exceptions. After the expiration of the Restricted Period, Liberty may sell shares of our common stock, subject to our right of first refusal with respect to certain market sales, provided that in no event may Liberty sell our common stock to any person if such person would beneficially own in excess of 15% of the total outstanding shares of our common stock, subject to certain exceptions. Beginning December 31, 2017, Liberty will be permitted to transfer its shares of our common stock in a block sale to a single party, subject to certain limitations with respect to the transferee and our right of first offer. The Investor Rights Agreement also includes limitations on pledging, stock lending transactions and hedging by Liberty of shares of our common stock.

        Pursuant to the terms of the Investor Rights Agreement, Liberty is entitled to customary demand and piggyback registration rights and, subject to certain limitations, a participation right pursuant to which Liberty may maintain its ownership percentage of our common stock.

        The Investor Rights Agreement provides that, for so long as Liberty owns at least 15% of the outstanding shares of our common stock, we are required to provide advance notice to Liberty before entering into an agreement regarding a merger, consolidation, change of control or other business combination transaction. In addition, if we enter into an agreement with a third party that would result in a change of control of us, we may issue to such third party, outside of Liberty's participation right described above, a number of shares of our common stock equal to 19.9% of the total number of shares then outstanding. However, such issuance will not dilute Liberty's right to representation on our Board of Directors and will be excluded from the calculation of the Minimum Condition in a Permitted Offer.

        Liberty was entitled to select four new directors for appointment to our Board of Directors as of the closing of the Acquisition. Effective December 31, 2014, Candace H. Duncan, Sue Ann R. Hamilton, Robin S. Pringle and Christopher W. Shean were appointed to our Board of Directors. Pursuant to the Investor Rights Agreement, (a) Liberty is entitled to proportional representation on our Board of Directors based upon its ownership percentage, rounded up to the next whole number of directors, (b) we are required to use our reasonable best efforts to cause the election of each Liberty nominee at subsequent meetings of our stockholders, (c) at least half of Liberty's nominees must be independent under applicable stock exchange listing standards, subject to Liberty's rights to have at least two Liberty officers serving as directors, and (d) we must appoint one of Liberty's nominees to each committee of our Board of Directors, subject to applicable stock exchange listing standards and provided that no such director may serve as chairman of the board or chairman of a committee. In addition, for a period of five years (or six years, in the event our Board of Directors ceases to be classified or we implement majority voting for directors), and so long as (x) a Liberty-nominated director remains on the Board and (y) Liberty owns less than 50% of the outstanding shares of our common stock, Liberty will be required to vote its shares of our common stock in favor of our director nomination slate at each meeting of our stockholders at which directors are to be elected. So long as Liberty owns at least 5% of the outstanding shares of our common stock, Liberty has agreed to attend, in person or by proxy, all meetings of our stockholders so that such shares may be counted for purposes of determining a quorum at such meetings.

        The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on December 31, 2014.

  Services Agreement

        As part of the Acquisition, Liberty and Provide Commerce entered into a services agreement under which Provide Commerce provides, on a transitional basis, Liberty with certain support services and other assistance after the Acquisition in respect of the RedEnvelope business, which was not acquired by us as part of the Acquisition.

AUDIT COMMITTEE REPORT

        The following is the report of the Audit Committee with respect to our audited consolidated financial statements for the year ended December 31, 2014, included in our Annual Report on Form 10-K for that period.

        Composition and Charter.    The Audit Committee of our Board of Directors currently consists of four independent directors, as that term is defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules: Mr. Harch, who serves as Chairman of the Audit Committee, Messrs. Armstrong and Berglass and Ms. Duncan. The Audit Committee operates under a written charter adopted by our Board of Directors and is available on our corporate website (www.ftdcompanies.com) under "Investor Relations." The Board of Directors and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis.

        Responsibilities.    The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to our stockholders and others; reviewing our systems of internal control over financial reporting, disclosure controls and procedures and our financial reporting process that management has established and the Board oversees; and endeavoring to maintain free and open lines of communication among the Audit Committee, our independent registered public accounting firm, internal auditors and management. The Audit Committee is also responsible for the review of all critical accounting policies and practices to be used by us; the review and approval or disapproval of all proposed transactions or courses of dealings that are required to be disclosed by Item 404 of Regulation S-K that are not otherwise approved by a comparable committee or the entire Board; and establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority to secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities.

        It is not the duty of the Audit Committee to plan or conduct audits or to prepare our consolidated financial statements. Management is responsible for preparing our consolidated financial statements, and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing its opinion as to their presenting fairly in accordance with GAAP our financial condition, results of operations and cash flows. However, the Audit Committee does consult with management and our independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, our independent registered public accounting firm; and the evaluation of the independence of our independent registered public accounting firm.

        In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them by, and on the representations made by, our management and our independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee's authority and oversight responsibilities do not independently assure that the audits of our consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States of America, or that our consolidated financial statements are presented in accordance with GAAP.

        Review with Management and Independent Registered Public Accounting Firm.    The Audit Committee has reviewed and discussed our audited consolidated financial statements (including the quality of our accounting principles) with our management and our independent registered public accounting firm, Deloitte. In addition, the Audit Committee has consulted with management and Deloitte prior to the presentation of our consolidated financial statements to stockholders. The Audit Committee has discussed with Deloitte the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Deloitte its independence from us, including whether its provision of non audit services has compromised such independence.

        Conclusion and Appointment of Independent Registered Public Accounting Firm.    Based on the reviews and discussions referred to above in this report, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. In addition, in April 2015, the Audit Committee appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

        Submitted by the Audit Committee of the Board of Directors:

                        Joseph W. Harch (Chairman)
                        James T. Armstrong
                        Robert Berglass
                        Candace H. Duncan

        Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933 or the Exchange Act that might incorporate this proxy statement or future filings made by us under those statutes, the audit committee report, and reference to the independence of the audit committee members are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

 ANNUAL REPORT; AVAILABLE INFORMATION

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 13, 2015, is available over the Internet as set forth in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials, including our Annual Report on Form 10-K, via email until you elect otherwise. If you elect to receive paper copies of our proxy materials, you will continue to receive these materials, including our Annual Report on Form 10-K, in paper format until you elect otherwise. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material.

        Stockholders may request a paper or email copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, free of charge, by following the instructions in the Notice. All reports and documents we file with the SEC are also available, free of charge, on our corporate website (www.ftdcompanies.com) under "Investor Relations."

BY ORDER OF THE BOARD OF DIRECTORS OF FTD COMPANIES, INC.
Scott D. Levin Executive Vice President, General Counsel and Secretary

Downers Grove, Illinois
April 28, 2015

 Exhibit A

FTD COMPANIES, INC.
AMENDED AND RESTATED
2013 INCENTIVE COMPENSATION PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.     PURPOSE OF THE PLAN

        The Plan (last amended and restated as of June 9, 2015) is intended to promote the interests of FTD Companies, Inc., a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into a series of separate incentive compensation programs:

    •
    the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,

    •
    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued or transferred shares of Common Stock pursuant to restricted stock awards, restricted stock units, performance shares or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary), and

    •
    the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones or the appreciation in the Fair Market Value of the Common Stock.

        B.    The provisions of Articles One and Five shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.

III.  ADMINISTRATION OF THE PLAN

        A.    The Compensation Committee (whether acting directly or through a subcommittee of two or more members thereof) shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders and Covered Employees. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons (other than Covered Employees). All Awards to non-employee Board members shall be made by the Board on the basis of the recommendations of the Compensation Committee or by the Compensation Committee (or a subcommittee thereof) which shall at the time of any such Award be comprised solely of two or more independent Board members, as determined in accordance with the independence standards established by the Stock Exchange on which the Common Stock is at the time primarily traded.

        B.    Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such Secondary Board Committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.

        D.    Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Plan are as follows:

            (i)  Employees,

           (ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary) (provided that such consultants or advisors satisfy the Form S-8 definition of an "employee").

        B.    The Plan Administrator shall have full authority, subject to the terms of this Plan, to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares or rights to be covered by each such Award, the time or times when the Award is to become exercisable, the vesting schedule (if any) applicable to the Award, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option; (ii) with respect to Awards under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance or transfer schedules applicable to the shares which are the subject of such Award, the cash consideration (if any) payable for those shares, the performance objectives (if any) for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled; and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.

        C.    The Plan Administrator shall have the absolute discretion, subject to the terms of this Plan, to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances or transfers and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.

V.     STOCK SUBJECT TO THE PLAN; NUMBER OF SHARES; SHARE COUNTING

        A.    Authorized Number of Shares.    Subject to adjustment under Section V.F. of this Article One, on and after the Plan Effective Date, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of stock options or stock appreciation rights, (ii) as shares of restricted stock and released from substantial risks of forfeiture thereof, (iii) in payment of restricted stock units, (iv) in payment of performance shares or performance units that have been earned, (v) as direct stock issuances or (vi) in payment of dividend equivalents earned with respect to Awards will not exceed in the aggregate 5,200,000 shares of Common Stock (which includes shares of Common Stock remaining available as of December 31, 2014 from the 1,601,518 shares of Common Stock originally authorized under the Plan in 2013), less (x) one share of Common Stock for every one share of Common Stock subject to a stock option or stock appreciation right granted under the Plan between December 31, 2014 and the Plan Effective Date, less (y) 2.3 shares of Common Stock for every one share of Common Stock subject to an Award other than a stock option or stock appreciation right granted under the Plan between December 31, 2014 and the Plan Effective Date, plus (z) any shares of Common Stock granted at any time under the Plan that again become available under the Plan after December 31, 2014 as a result of the forfeiture, cancellation, expiration, or cash settlement of Awards or in satisfaction of tax withholding obligations as provided in Section V.C of this Article One. Shares of Common Stock issued or transferred under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        B.    Fungible Ratio.    The aggregate number of shares of Common Stock available for issuance or transfer under Section V.A of this Article One will then be reduced by (i) one share of Common Stock for every one share of Common Stock subject to a stock option or stock appreciation right granted on or after the Plan Effective Date and (ii) 2.3 shares of Common Stock for every one share of Common Stock subject to an Award other than a stock option or stock appreciation right granted on or after the Plan Effective Date; provided, that, subject to the provisions of Section V.C of this Article One, shares of Common Stock covered by an Award will not be counted as used unless and until they are actually issued or transferred. Any shares of Common Stock that again become available under the Plan will be added back as (x) one share of Common Stock if such share was subject to a stock option or stock appreciation right granted under the Plan, and (y) 2.3 shares of Common Stock if such share was issued or transferred pursuant to, or subject to, an Award other than a stock option or stock appreciation right granted under the Plan.

        C.    Share Counting.    If any shares of Common Stock subject to an Award are forfeited, if an Award is cancelled or expires or is forfeited, or an Award is settled for cash (in whole or in part), then in each such case the shares of Common Stock subject to such Award shall, to the extent of such forfeiture, cancellation, expiration or cash settlement, again be available for Awards under the Plan as described in Section V.B of this Article One. In the event that withholding tax liabilities arising from an Award other than a stock option or stock appreciation right are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by the Corporation, the shares of Common Stock so tendered or withheld shall again be available for Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following shares of Common Stock shall not be added back to the shares of Common Stock authorized for issuance or transfer under the Plan: (i) shares of Common Stock tendered by the Optionee or Participant or withheld by the Corporation in payment of the purchase price of a stock option under the Plan; (ii) shares of Common Stock tendered by the Optionee or Participant or withheld by the Corporation to satisfy any tax withholding obligation with respect to stock options or stock appreciation rights under the Plan; (iii) shares of Common Stock subject to a stock appreciation right under the Plan that are not issued in connection with its stock settlement on exercise thereof; and (iv) shares of Common Stock reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of stock options under the Plan.

        D.    Incentive Stock Option Limit.    The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall not exceed 4,445,600 shares in the aggregate, subject to adjustment from time to time under Section V.F of this Article One.

        E.    Per Person Limits.    Each person participating in the Plan shall be subject to the following limitations (each of which will be both multiplied by two for participants in the Plan for the year in which their service to the Corporation commences and subject to adjustment from time to time under Section V.F of this Article One):

    •
    for Qualified Performance-Based Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Qualified Performance-Based Awards may be granted to such person in any calendar year shall not exceed in the aggregate 1,500,000 shares of Common Stock under the Discretionary Grant Program and an additional 1,500,000 shares of Common Stock in the aggregate under each of the Stock Issuance and Incentive Bonus Programs;

    •
    with respect to any individual who is a non-employee member of the Board or the board of directors of any Parent or Subsidiary, the maximum dollar amount for which Awards may be granted to such individual in any calendar year shall not exceed $750,000 in aggregate grant date fair value (excluding, for these purposes, any deferrals of cash fees/retainers by such persons into shares of Common Stock); and

    •
    for Qualified Performance-Based Awards denominated in cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Qualified Performance-Based Awards may be granted in the aggregate to such person in any calendar year shall not exceed $5,000,000.

        F.    Adjustments.    In the event of any merger, reorganization, consolidation, stock split, reverse stock split, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the Common Stock or the value thereof (including, without limitation, a Change in Control transaction), or any other corporate transaction or event having an effect similar to any of the foregoing, then equitable adjustments shall be made by the Plan Administrator to the Plan and to Awards in such manner as the Plan Administrator deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in (i) the maximum number and/or class of securities issuable under the Plan (but only if and to the extent that such adjustment would not cause such Incentive Option to fail to qualify as an Incentive Option), (ii) the share limits specified under Section V.E of this Article One, (iii) the maximum number and/or class of securities for which any one person may be granted Common Stock-denominated Awards under the Discretionary Grant Program or under the Stock Issuance and Incentive Bonus Programs per calendar year, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant Program (including, if the Plan Administrator deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company), (v) the number and/or class of securities subject to each outstanding Award under the Stock Issuance Program and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (vii) the number and/or class of securities subject to the Corporation's outstanding repurchase rights under the Plan and the repurchase price payable per share. Any such adjustments shall be final, binding and conclusive. In addition, for each stock option or stock appreciation right with purchase or exercise price greater than the consideration offered in connection with any such transaction or event or Change in Control transaction, the Plan Administrator may in its discretion elect to cancel such stock option or stock appreciation right without any payment to the person holding such stock option or stock appreciation right. Moreover, in the event of any such transaction or event, the Compensation Committee shall provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, shall determine to be equitable in the circumstances and shall require in connection therewith the surrender of all Awards so replaced in a manner that complies with Code Section 409A.

        G.    No Effect on Certain Rights of Corporation.    Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        H.    Stock-Based Awards in Substitution for Awards Granted by Another Company.    Notwithstanding anything in the Plan to the contrary:

            (i)  Awards may be granted under the Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Corporation or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of the Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

           (ii)  In the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Corporation or any Subsidiary prior to such acquisition or merger.

          (iii)  Any Common Stock issued or transferred by, or that is subject to any awards that are granted by, or become obligations of, the Corporation under Section V.H of this Article One will not reduce the Common Stock available for issuance or transfer under the Plan or otherwise count against the limits contained in Section V of this Article One. In addition, no Common Stock issued or transferred by, or that is subject to any awards that are granted by, or become obligations of, the Corporation under Section V.H of this Article One will be added to the aggregate plan limit contained in Section V.A of this Article One.

 ARTICLE TWO
DISCRETIONARY GRANT PROGRAM

I.     OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    Exercise Price.

          1.     The exercise price per share shall be fixed by the Plan Administrator; provided, however, that (except with respect to Awards under Section V.H. of Article One) such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

              (i)  cash or check made payable to the Corporation,

             (ii)  shares of Common Stock (whether delivered in the form of actual stock certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

            (iii)  shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, and

            (iv)  to the extent both permitted by law and the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation's pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Exercise and Term of Options.

          1.     Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          2.     The Plan Administrator shall also have the discretionary authority to structure one or more Awards under the Discretionary Grant Program so that those Awards shall vest and become exercisable only after the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

        C.    Effect of Termination of Service.

          1.     The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee's cessation of Service or death:

              (i)  Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii)  Any option held by the Optionee at the time of the Optionee's death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

            (iii)  Should the Optionee's Service be terminated for Cause or should the Optionee otherwise engage in conduct constituting grounds for a termination for Cause while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

            (iv)  During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable; provided, however, that one or more options under the Discretionary Grant Program may be structured so that those options will continue to vest in whole or part during the applicable post-Service exercise period. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

              (i)  extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

             (ii)  include automatic exercise provisions,

            (iii)  include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under the Discretionary Grant Program shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

            (iv)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares, and shall have no rights to dividends, DER Awards or dividend equivalents with respect to the option.

        E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right, subject to Section V of this Article Two, to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.    Transferability of Options.    The transferability of options granted under the Plan shall be governed by the following provisions (provided, that in no event will any option be transferred for value):

              (i)  Incentive Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death.

             (ii)  Non-Statutory Options.    Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be transferred gratuitously in whole or in part during the Optionee's lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or such Family Members or may be transferred to one or more Family Members pursuant to a domestic relations order. The transferred portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the transfer. The terms applicable to the transferred portion shall be the same as those in effect for the option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Plan Administrator may deem appropriate.

            (iii)  Beneficiary Designations.    Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Discretionary Grant Program (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    Eligibility.    Incentive Options may only be granted to employees (as defined for purposes of Code Section 3401(c)).

        B.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

        To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

        C.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then (except with respect to Awards under Section V.H. of Article One if permitted by law) the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.  STOCK APPRECIATION RIGHTS

        A.    Authority.    The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

        B.    Types.    Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights ("Tandem Rights") and (ii) stand-alone stock appreciation rights ("Stand-alone Rights").

        C.    Tandem Rights.    The following terms and conditions shall govern the grant and exercise of Tandem Rights.

          1.     One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

          2.     Any distribution to which the Optionee becomes entitled upon the exercise of a Tandem Right may be made in (i) shares of Common Stock valued at Fair Market Value on the option surrender date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

          3.     Tandem Rights may be granted at any time prior to the exercise or termination of the related option; provided, however, that a Tandem Right awarded in relation to an Incentive Option must be granted concurrently with such Incentive Option.

        D.    Stand-Alone Rights.    The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

          1.     One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. The provisions and limitations of Paragraphs C.1 and C.2 of Section I of this Article Two shall also be applicable to any Stand-Alone Right awarded under the Plan.

          2.     Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

          3.     The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share (except with respect to Awards under Section V.H. of Article One) be less than the Fair Market Value per underlying share of Common Stock on the grant date.

          4.     Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder's lifetime, except for a gratuitous transfer to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or a transfer to one or more such Family Members pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.

          5.     The distribution with respect to an exercised Stand-alone Right may be made in (i) shares of Common Stock valued at Fair Market Value on the exercise date, (ii) cash or (iii) a combination of cash and shares of Common Stock, as specified in the applicable Award agreement.

          6.     The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right, and shall have no rights to dividends, DER Awards or dividend equivalents with respect to the Stand-alone Right.

        E.    Post-Service Exercise.    The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section I.C.1 of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator's discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.

IV.    DOUBLE-TRIGGER CHANGE IN CONTROL

        Any grant of stock options or stock appreciation rights may provide for the earlier exercise of such stock options or stock appreciation rights in the event of a Change in Control only where either (i) within a specified period the Optionee is involuntarily terminated for reasons other than for Cause or terminates his or her employment for good reason or (ii) such stock options or stock appreciation rights are not assumed, continued or converted into replacement awards in a manner described in the Award Agreement. Notwithstanding the prior sentence, however, such grant of stock options or stock appreciation rights will be considered assumed, continued or converted into replacement awards if such stock options or stock appreciation rights are replaced with a cash incentive program of the successor entity in the Change in Control that generally preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time exercisable, provided that such cash incentive program (a) provides for the subsequent vesting and concurrent payment of that spread in accordance with substantially the same exercise/vesting schedule and terms as in effect for the original grant of stock options or stock appreciation rights, and (b) provides for accelerated payment only if, within a specified period, the Optionee is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason.

V.     PROHIBITION ON CERTAIN REPRICING PROGRAMS

        Except in connection with a corporate transaction or event described in Section V.F of Article One, the Plan Administrator shall not (a) implement any cancellation/regrant program pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise price per share, (b) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash, equity securities of the Corporation or in the form of any other Award under the Plan, or (c) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval. This Section V of Article Two is intended to prohibit the repricing of "underwater" stock options and stock appreciation rights without stockholder approval but will not be construed to prohibit the adjustments provided for in Section V.F of Article One.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.     STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued or transferred (referred to as issued in this Article Three) under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards or cash upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards. Shares of Common Stock, performance shares and restricted stock units shall be subject to the same transferability restrictions and beneficiary designation rules applicable to Stand-alone Rights, as set forth in Section III.D.4 of Article Two.

        A.    Issue Price.

          1.     Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)  cash or check made payable to the Corporation;

             (ii)  past services rendered to the Corporation (or any Parent or Subsidiary); or

            (iii)  any other valid consideration under the State in which the Corporation is at the time incorporated.

  However, if the consideration for the shares is to be paid in the form of a cash purchase price, then the cash consideration payable per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

        B.    Vesting Provisions.

          1.     Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant's period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to performance shares or restricted stock units which entitle the recipients to receive the shares underlying those Awards or cash upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant's Service.

          2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Qualified Performance-Based Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Qualified Performance-Based Awards shall vest (or vest and become issuable) upon the achievement of pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Qualified Performance-Based Award.

          3.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Corporation for any unvested securities subject to its existing repurchase rights under the Plan; provided the aggregate repurchase price shall in each instance remain the same.

          4.     The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements. The Participant shall not have any stockholder rights with respect to the shares of Common Stock subject to a performance share or restricted stock unit Award until that Award vests and the shares of Common Stock, if any, are actually issued thereunder. However, dividend equivalents may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Awards of performance shares or restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate. In no event, however, shall any dividends or dividend equivalents relating to Awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend or dividend equivalents relate) vests and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

          5.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

          6.     The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to Qualified Performance-Based Awards except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

          7.     Outstanding Awards of performance shares or restricted stock units under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock or cash under one or more outstanding Awards of performance shares or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to Qualified Performance-Based Awards except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

          8.     The following additional requirements shall be in effect for any performance shares awarded under this Article Three:

              (i)  At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

             (ii)  The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.

            (iii)  Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

            (iv)  Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.

II.    DOUBLE-TRIGGER CHANGE IN CONTROL

        Any Award outstanding under the Stock Issuance Program may provide for the earlier vesting of such Award in the event of a Change in Control only where either (i) within a specified period the participant in the Plan is involuntarily terminated for reasons other than for Cause or terminates his or her employment for good reason or (ii) such Award is not assumed, continued or converted into replacement awards in a manner described in the Award Agreement. Notwithstanding the prior sentence, however, such Award will be considered assumed, continued or converted into replacement awards if such Award is replaced with a cash incentive program of the successor entity in the Change in Control that generally preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control, provided that such cash incentive program (a) provides for the subsequent vesting and payment of that value in accordance with substantially the same vesting schedule and terms as in effect for those shares at the time of the Change in Control, and (b) provides for accelerated vesting only if, within a specified period, the participant in the Plan is involuntarily terminated for reasons other than for cause or terminates his or her employment for good reason. The Plan Administrator's authority under this Article Three Section II shall also extend to any Qualified Performance-Based Awards even though the actual vesting of those Awards pursuant to this Article Three Section II may result in their loss of performance-based status under Code Section 162(m).

ARTICLE FOUR
INCENTIVE BONUS PROGRAM

I.     INCENTIVE BONUS TERMS

        The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:

            (i)  cash bonus awards ("Cash Awards"),

           (ii)  performance unit awards ("Performance Unit Awards"), and

          (iii)  dividend equivalent rights ("DER Awards").

Cash Awards, Performance Unit Awards and stand-alone DER Awards shall be subject to the same transferability restrictions and beneficiary designation rules applicable to Stand-alone Rights, as set forth in Section III.D.4 of Article Two.

        A.    Cash Awards.    The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant's continued Service with the Corporation or upon the attainment of specified performance goals. Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.

          2.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards as a Qualified Performance-Based Award so that those Qualified Performance-Based Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period specified by the Plan Administrator at the time of the Qualified Performance-Based Award.

          3.     Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant's interest in the Cash Award as to which the waiver applies. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Qualified Performance-Based Awards except in the event of the Participant's cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.

          4.     Cash Awards which become due and payable following the attainment of the applicable performance goals or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

        B.    Performance Unit Awards.    The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of the Incentive Bonus Program. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.

          2.     Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.

          3.     Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.

        C.    DER Awards.    The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of the Incentive Bonus Program. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.

          1.     The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan; provided, however, that DER Awards may not be granted in tandem with options or stock appreciation rights. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of ten (10) years.

          2.     Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether paid in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall, for each DER subject to the Award, be credited with each dividend or distribution made per issued and outstanding share of Common Stock during the term that DER remains outstanding.

          3.     Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or upon the satisfaction of any applicable vesting schedule in effect for the DER Award, or such payment may be deferred beyond the vesting date for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.

          4.     Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant's book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.

          5.     The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards as a Qualified Performance-Based Award so that those Qualified Performance-Based Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period specified by the Plan Administrator at the time the Qualified Performance-Based Award is made.

II.    DOUBLE-TRIGGER CHANGE IN CONTROL

        Any Award outstanding under the Incentive Bonus Program may provide for the earlier vesting of such Award in the event of a Change in Control only where either (i) within a specified period the participant in the Plan is involuntarily terminated for reasons other than for Cause or terminates his or her employment for good reason or (ii) such Award is not assumed, continued or converted into replacement awards in a manner described in the Award Agreement. The Plan Administrator's authority under this Article Four Section II shall also extend to any Qualified Performance-Based Award even though the actual vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

 ARTICLE FIVE
MISCELLANEOUS

I.     DEFERRED COMPENSATION

        A.    The Plan Administrator may, in its sole discretion, structure one or more Awards under the Stock Issuance or Incentive Bonus Programs so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

        B.    The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

        C.    To the extent the Corporation maintains one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced by 2.3 shares of Common Stock for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

II.    TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise, issuance or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:

          1.    Stock Withholding:    The Corporation may be given the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes. The number of shares of Common Stock which may be so withheld shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other rate that will not cause an adverse accounting consequence or cost).

          2.    Stock Delivery:    The holder of the Award may be given the right to deliver to the Corporation, at the time of the issuance, exercise, vesting or settlement of such Award, one or more shares of Common Stock previously acquired by such individual with an aggregate fair market value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall neither reduce the number of shares of Common Stock authorized for issuance under the Plan nor be added to the number of shares of Common Stock authorized for issuance under the Plan.

III.  SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan originally became effective on September 12, 2013. This amendment and restatement of the Plan (as of June 9, 2015) shall become effective on the date on which it is approved by the Corporation's stockholders.

        B.    Awards may be granted under the Plan at any time and from time to time prior to September 12, 2023, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

V.     AMENDMENT OF THE PLAN

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that stockholder approval shall be required for any amendment to the Plan which (i) materially increases the number of shares of Common Stock authorized for issuance under the Plan (other than pursuant to Section V.F of Article One), (ii) materially increases the benefits accruing to Optionees or Participants, (iii) materially expands the class of individuals eligible to participate in the Plan, (iv) expands the types of awards which may be made under the Plan or extends the term of the Plan or (v) would reduce or limit the scope of the prohibition on repricing programs set forth in Section V of Article Two or otherwise eliminate such prohibition, or (vi) effect any other change or modification to the Plan for which stockholder approval is required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded. However, no such amendment or modification shall materially adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.

        B.    Subject to Section V of Article II, the Compensation Committee may amend the terms of any Award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant's or Optionee's death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the Award under Code Section 162(m). In such case, the Compensation Committee will not make any modification of the Performance Goals or the levels of achievement with respect to such Award. Subject to Section V.F of Article One, no such amendment will impair the rights of any Participant or Optionee without his or her consent.

        C.    The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made. No such addenda or subplans, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

        D.    Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

        E.    The Board may in its discretion terminate this Plan at any time. Termination of this Plan will not affect the rights of Plan participants or their successors under any Awards outstanding hereunder and not exercised in full on the date of termination.

        F.     To the extent applicable, it is intended that the Plan and any Awards granted under the Plan comply with the provisions of Code Section 409A, so that the income inclusion provisions of Code Section 409A(a)(1) do not apply to the participants in the Plan. The Plan and any Awards granted hereunder will be administered in a manner consistent with this intent. Any reference in the Plan to Code Section 409A will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. Neither a participant in the Plan nor any of his or her creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Code Section 409A) payable under the Plan and Awards granted hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to a participant in the Plan or for his or her benefit under the Plan and Awards granted thereunder may not be reduced by, or offset against, any amount owing by a participant in the Plan to the Corporation or any of its Subsidiaries. If, at the time of a Plan participant's separation from service (within the meaning of Code Section 409A), (i) he or she will be a specified employee (within the meaning of Code Section 409A and using the identification methodology selected by the Corporation from time to time) and (ii) the Corporation makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Code Section 409A) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Corporation will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the first business day of the seventh month after such separation from service. Notwithstanding any provision of the Plan and Awards granted hereunder to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Corporation reserves the right to make amendments to the Plan and Awards granted hereunder as the Corporation deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any case, a participant in the Plan will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her or for his or her account in connection with the Plan and grants hereunder (including any taxes and penalties under Code Section 409A), and neither the Corporation nor any of its affiliates will have any obligation to indemnify or otherwise hold a participant in the Plan harmless from any or all of such taxes or penalties.

VI.   REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

        B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII.  DETRIMENTAL ACTIVITY AND RECAPTURE PROVISIONS

        Any Award Agreement may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Corporation of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Compensation Committee from time to time, if an Optionee or Participant, either (A) during employment or other service with the Corporation or a Subsidiary or (B) within a specified period after termination of such employment or service, shall engage in any detrimental activity. In addition, notwithstanding anything in the Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Corporation of any gain related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Compensation Committee or under Section 10D of the 1934 Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Stock may be traded.

IX.   NO FRACTIONAL SHARES

        The Corporation will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Compensation Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

X.    SEVERABILITY

        If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Compensation Committee, it will be stricken and the remainder of the Plan will remain in full force and effect.

XI.   GOVERNING LAW

        The Plan and all Awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

 APPENDIX

The following definitions shall be in effect under the Plan:

        A.    Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend equivalent rights and cash incentive awards.

        B.    Award Agreement shall mean the agreement, certificate, resolution or other type or form of writing or other evidence approved by the applicable Plan Administrator that sets forth the terms and conditions of an Award granted under the Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Corporation and, unless otherwise determined by the applicable Plan Administrator, need not be signed by a representative of the Corporation or a participant in the Plan.

        C.    Board shall mean the Corporation's Board of Directors.

        D.    Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

    •
    Cause shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

    •
    In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual's termination of Service shall be deemed to be for Cause if such termination occurs by reason his or her commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

        E.    Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

    •
    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions, provided, however that with respect to any Award which is subject to Code Section 409A and for which the Change in Control would otherwise constitute a payment-triggering event for purposes of Code Section 409A, no event shall constitute a Change in Control unless it is also a Qualifying Change in Control:

              (i)  the consummation of a merger, consolidation or other reorganization approved by the Corporation's stockholders in which a change in ownership or control of the Corporation is effected through the acquisition by any person or group of persons comprising a "group" within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction, directly or indirectly controls, is controlled by or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities (as measured in terms of the power to vote with respect to the election of Board members),

             (ii)  the consummation of a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

            (iii)  the consummation of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a "group" within the meaning of

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    Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation's existing stockholders, or

            (iv)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases for any reason to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination, but excluding for purposes of both clauses (A) and (B) any person appointed or elected to the Board in connection with an actual or threatened proxy contest for Board membership or any other actual or threatened solicitation of proxies for the election of Board members.

        F.     Code shall mean the Internal Revenue Code of 1986, as amended.

        G.    Common Stock shall mean the Corporation's common stock.

        H.    Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

        I.     Corporation shall mean FTD Companies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of FTD Companies, Inc. which has by appropriate action assumed the Plan.

        J.     Covered Employee shall mean a participant in the Plan who is, or is determined by the applicable Plan Administrator to be likely to become, a "covered employee" within the meaning of Code Section 162(m) (or any successor provision).

        K.    Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

        L.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        M.   Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

        N.    Fair Market Value per share of Common Stock on any relevant date shall be the closing price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If

A-i-2

there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        O.    Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

        P.     Good Reason shall, with respect to each Award made under the Plan, have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

        Q.    Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.

        R.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

        S.     Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

            (i)  such individual's involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than for Cause, or

           (ii)  such individual's voluntary resignation for Good Reason.

        T.     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        U.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        V.     Optionee shall mean any person to whom an option or stock appreciation right is granted under the Discretionary Grant Program.

        W.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        X.    Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.

        Y.    Permanent Disability or Permanently Disabled shall mean, unless otherwise defined in the Award Agreement, the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        Z.    Performance Goals shall mean the measurable (either on a generally accepted accounting principles (GAAP) basis or non-GAAP basis) performance objective or objectives established pursuant to this Plan for Plan participants who have received grants of performance shares or performance units or, when so determined by the Compensation Committee, options, stock appreciation rights, restricted stock, restricted stock units, cash incentive awards, dividend equivalents or other awards pursuant to this Plan. Performance Goals may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Plan participant or of one or more of the Subsidiaries, divisions, departments, regions, functions or other organizational units within the Corporation or its Subsidiaries. The Performance Goals may be made relative to the performance of other companies or subsidiaries, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance

A-i-3

objectives themselves. The Performance Goals applicable to any Qualified Performance-Based Award will be based on one or more, or a combination, of the following metrics (including relative or growth achievement regarding such metrics): (i) earnings or operating income before interest, taxes, depreciation, amortization and/or charges for stock-based compensation; (ii) earnings per share; (iii) growth in earnings or earnings per share; (iv) market price of the Common Stock; (v) return on equity or average stockholder equity; (vi) total stockholder return or growth in total stockholder return, either directly or in relation to a comparative group; (vii) return on capital; (viii) return on assets or net assets; (ix) invested capital, rate of return on capital or return on invested capital; (x) revenue, growth in revenue or return on sales; (xi) income or net income; (xii) operating income or net operating income; (xiii) operating profit or net operating profit; (xiv) operating margin; (xvi) return on operating revenue or return on operating profit; (xvi) cash flow or cash flow per share (before or after dividends); (xvii) market share; (xviii) collections and recoveries; (xix) debt reduction; (xx) litigation and regulatory resolution goals; (xxi) expense control goals; (xxii) budget comparisons; (xxiii) development and implementation of strategic plans and/or organizational restructuring goals; (xxiv) productivity goals; (xxv) workforce management and succession planning goals; (xxvi) economic value added; (xxvii) measures of customer satisfaction; (xxviii) formation of joint ventures or marketing or customer service collaborations or the completion of other corporate transactions intended to enhance the Corporation's revenue or profitability or enhance its customer base; (xxix) mergers, acquisitions and other strategic transactions; (xxx) earnings before interest, taxes, depreciation and amortization; and (xxxi) fulfillment measures. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. In the case of a Qualified Performance-Based Award, each performance goal will be objectively determinable to the extent required under Code Section 162(m). Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more items, including: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) costs and expenses incurred in connection with actual or potential business combinations, mergers, acquisitions, dispositions, spin-offs, financing transactions, and other strategic transactions; (F) costs and expenses incurred in connection with the relocation of the principal offices of the Corporation or any Parent or Subsidiary; (G) any unusual, infrequent, extraordinary or nonrecurring items; (H) bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation or any Parent or Subsidiary; (I) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or any Parent or Subsidiary; (J) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or any Parent or Subsidiary or the gain or loss realized upon the sale of any such business or assets thereof and (K) the impact of foreign currency fluctuations or changes in exchange rates; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based award if it would result in the loss of the otherwise available exemption under Code Section 162(m). Awards subject to Performance Goals may be either Qualified Performance-Based Awards or non-Qualified Performance-Based Awards.

        AA. Plan shall mean the Corporation's Amended and Restated 2013 Incentive Compensation Plan, as set forth in this document and as subsequently amended or modified from time to time.

        BB.  Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

A-i-4

        CC. Plan Effective Date shall mean the date on which this 2015 amendment and restatement of the Plan is approved by Corporation's stockholders.

        DD. Qualified Performance-Based Award shall mean any Award of performance shares, performance units, restricted stock, restricted stock units or cash incentive awards, or portion of such Award, to a Covered Employee that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m).

        EE. Qualifying Change in Control shall mean a Change in Control that also qualifies as: (i) a change in the ownership of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(v) of the regulations promulgated under Code Section 409A; (ii) a change in the effective control of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vi) of the regulations promulgated under Code Section 409A; or (iii) a change in the ownership of a substantial portion of the assets of the Corporation, as determined in accordance with Section 1.409A-3(i)(5)(vii) of the regulations promulgated under Code Section 409A.

        FF.   Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders or covered employees (as defined for purposes of Code Section 162(m)).

        GG. Section 16 Insider shall mean an officer or director of the Corporation subject to Section 16 of the 1934 Act.

        HH. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee's Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation's written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.

          II.  Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.

        JJ.   Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

        KK. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.

        LL.  Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty

A-i-5

percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        MM.  10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        NN. Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

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 Exhibit B

FTD COMPANIES, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 22, 2015
EFFECTIVE: JUNE 9, 2015

        1.    GENERAL; PURPOSE.

          (a)   The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees.

          (b)   The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

        2.    ADMINISTRATION.

          (a)   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

          (b)   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

                i.  To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

               ii.  To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.

              iii.  To construe and interpret the Plan and Purchase Rights and to establish, amend and revoke rules and regulations for the Plan's administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

              iv.  To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

               v.  To suspend or terminate the Plan at any time as provided in Section 12.

              vi.  To amend the Plan at any time as provided in Section 12.

             vii.  Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

            viii.  To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States.

          (c)   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

          (d)   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

        3.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          (a)   Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 600,000 shares of Common Stock.

          (b)   If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

          (c)   The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

        4.    GRANT OF PURCHASE RIGHTS; OFFERING.

          (a)   The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering on Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan, by reference in the applicable Offering Document or otherwise) the period during which the Offering will be effective, which period will not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

          (b)   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

          (c)   To the extent specified in the Offering Document for an Offering, the Board will have the discretion to structure an Offering so that if the Fair Market Value of the shares of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of the shares of Common Stock on the Offering Date, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

        5.    ELIGIBILITY.

          (a)   Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as

  provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or a Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two (2) years. In addition, the Board may (unless prohibited by law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company or a Related Corporation is more than twenty (20) hours per week and/or more than five (5) months per calendar year or such other criteria as the Board may determine consistent with Section 423.

          (b)   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

                i.  the date on which such Purchase Right is granted will be the "Offering Date" of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

               ii.  the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of the original Offering; and

              iii.  the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

          (c)   No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

          (d)   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee's rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

          (e)   Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

        6.    PURCHASE RIGHTS; PURCHASE PRICE.

          (a)   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding $25,000 of such Employee's eligible earnings (as defined by the Board in each Offering) during any calendar year in which the Eligible Employee participates in the Plan, regardless of the number of Offerings that occur in such calendar year or in which such Eligible Employee participates.

          (b)   The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

          (c)   In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering, and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable on exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant's accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

          (d)   The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

                i.  an amount equal to eighty-five (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; and

               ii.  an amount equal to eighty-five (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

        7.    PARTICIPATION; WITHDRAWAL; TERMINATION.

          (a)   An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions (not to exceed the maximum amount specified by the Board). Each Participant's Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party or otherwise segregated. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under applicable law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date, in the manner directed by the Company.

          (b)   During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. On such withdrawal, such Participant's Purchase Right in that Offering will immediately terminate, and the Company will distribute to such Participant all of his or her accumulated but unused Contributions. A Participant's withdrawal from that Offering will have no effect on his or her eligibility to participate in any other Offerings under the Plan, but the Participant will be required to deliver a new enrollment form to participate in future Offerings.

          (c)   Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant is either (i) no longer an Employee of the Company or a Designated Company for any reason or for no reason, or (ii) otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.

          (d)   During a Participant's lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution or, if permitted by the Company, by a beneficiary designation as described in Section 10.

          (e)   Unless otherwise specified in the Offering, the Company has no obligation to pay interest on Contributions.

        8.    EXERCISE OF PURCHASE RIGHTS.

          (a)   On each Purchase Date, each Participant's accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

          (b)   If any amount of accumulated Contributions remains in a Participant's account after the purchase of shares of Common Stock on the final Purchase Date of an Offering and such remaining amount is less than the amount required to purchase one share of Common Stock, then such remaining amount will be held in such Participant's account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant's account after the purchase of shares of Common Stock on the final Purchase Date of an Offering is at least equal to the amount required to purchase one whole share of Common Stock, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date, without interest.

          (c)   No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued on such exercise under the Plan are covered by an effective registration statement pursuant to the U.S. Securities Act of 1933, as amended, and the Plan is in material compliance with all applicable laws. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

        9.    COVENANTS OF THE COMPANY.

        To the extent practicable, the Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and to issue and sell shares of Common Stock thereunder unless doing so would be an unreasonable cost to the Company compared to the potential benefit to Eligible Employees, which the Company will determine at its discretion. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of shares of Common Stock under the Plan (and at a commercially reasonable cost), the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell shares of Common Stock on exercise of such Purchase Rights.

        10.    DESIGNATION OF BENEFICIARY.

          (a)   The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant's account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

          (b)   If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If, to the knowledge of the Company, no executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant's spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        11.    ADJUSTMENTS ON CHANGES IN SHARES OF COMMON STOCK; CORPORATE TRANSACTIONS.

          (a)   On a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding Offerings and Purchase Rights; and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

          (b)   On a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights; or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants' accumulated Contributions will be used to purchase shares of Common Stock within ten (10) business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

        12.    AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

          (a)   The Board may amend the Plan at any time and in any respect that the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above, only to the extent stockholder approval is required by applicable law or listing requirements.

          (b)   The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

          (c)   Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted; (ii) as necessary to comply with any laws, listing requirements or governmental regulations (including, without limitation, the provisions of Section 423 and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans), including, without limitation, any such regulations or other guidance that may be issued or amended after the effective date of the Plan; or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant's consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423.

        13.    SECTION 409A; TAX QUALIFICATION.

        Purchase Rights granted under the Plan are intended to be exempt from the application of Section 409A under Treasury Regulation Section 1.409A-1(b)(5)(ii). The Company will have no liability to a Participant or any other party if the Purchase Right that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Board with respect thereto. Although the Company may endeavor to (i) qualify a Purchase Right for favorable tax treatment under the laws of the United States, or (ii) avoid adverse tax treatment (e.g., under Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including this Section 13. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

        14.    EFFECTIVE DATE OF PLAN.

        The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within twelve (12) months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

        15.    MISCELLANEOUS PROVISIONS.

          (a)   Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

          (b)   A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant's shares of Common Stock acquired on exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

          (c)   The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at-will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

          (d)   The provisions of the Plan will be governed by the laws of the State of Illinois without resort to that state's conflicts of laws rules.

          (e)   If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

        16.    DEFINITIONS.

        As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

          (a)   "Board" means the Board of Directors of the Company.

          (b)   "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the shares of Common Stock subject to the Plan or subject to any Purchase Right after the date on which the Plan becomes effective pursuant to Section 14 without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

          (c)   "Code" means the Internal Revenue Code of 1986, as amended.

          (d)   "Committee" means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

          (e)   "Common Stock" means the Company's common stock.

          (f)    "Company" means FTD Companies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of FTD Companies, Inc., which shall assume the Plan.

          (g)   "Contributions" means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

          (h)   "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                i.  the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

               ii.  the consummation of a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

              iii.  the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

              iv.  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A, in no event will an event be deemed a Corporate Transaction if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company, as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          (i)    "Designated Company" means the Company and any Related Corporation selected by the Board as eligible to participate in the Plan.

          (j)    "Director" means a member of the Board.

          (k)   "Eligible Employee" means an Employee who meets the requirements set forth in the applicable Offering Document for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

          (l)    "Employee" means any person, including an Officer or Director, who is treated as an employee for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

          (m)  "Employee Stock Purchase Plan" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

          (n)   "Fair Market Value" means, as of any date, the value of a share of Common Stock determined as follows:

                i.  If the shares of Common Stock are listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the shares of Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for a share of Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

               ii.  In the absence of such markets for the shares of Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws.

          (o)   "Offering" means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the "Offering Document" approved by the Board for that Offering.

          (p)   "Offering Date" means a date selected by the Board for an Offering to begin.

          (q)   "Officer" means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (r)   "Participant" means an Eligible Employee who holds an outstanding Purchase Right.

          (s)   "Plan" means this FTD Companies, Inc. 2015 Employee Stock Purchase Plan, as amended from time to time.

          (t)    "Purchase Date" means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

          (u)   "Purchase Period" means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

          (v)   "Purchase Right" means an option to purchase shares of Common Stock granted pursuant to the Plan.

          (w)  "Related Corporation" means any "parent corporation" or "subsidiary corporation" of the Company, whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (x)   "Section 409A" means Section 409A of the Code.

          (y)   "Section 423" means Section 423 of the Code.

          (z)   "Trading Day" means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including, but not limited to, the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. FTD COMPANIES, INC. 3113 WOODCREEK DRIVE DOWNERS GROVE, IL 60515 M92635-P64931 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. FTD COMPANIES, INC. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Directors Nominees: 01) James T. Armstrong 02) Candace H. Duncan 03) Dennis Holt The Board of Directors recommends you vote FOR proposals 2, 3 and 4. Against Abstain For ! ! ! 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015. ! ! ! 3. To approve the amendment and restatement of the FTD Companies, Inc. Amended and Restated 2013 Incentive Compensation Plan. ! ! ! 4. To approve the FTD Companies, Inc. 2015 Employee Stock Purchase Plan. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. ! For address changes/comments, mark here. (see reverse for instructions) ! ! Please indicate if you plan to attend this meeting. No Yes Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

FTD Companies, Inc. Annual Meeting of Stockholders Tuesday, June 9, 2015 9:00 a.m. Central Time 3113 Woodcreek Drive Downers Grove, Illinois 60515 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M92636-P64931 FTD Companies, Inc. Annual Meeting of Stockholders Tuesday, June 9, 2015 9:00 a.m. Central Time This proxy is solicited by the Board of Directors of FTD Companies, Inc. The stockholder(s) hereby appoint(s) Scott D. Levin and Becky A. Sheehan, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FTD Companies, Inc. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on June 9, 2015, at FTD Companies, Inc.’s Corporate Offices at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. If other business is presented at the Annual Meeting of Stockholders, this proxy will be voted by the persons named as proxies above in their discretion. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

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MATTERS TO BE CONSIDERED AT ANNUAL MEETING PROPOSAL ONE: ELECTION OF DIRECTORS
Director Summary Compensation Table
PROPOSAL TWO: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL THREE: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE FTD COMPANIES, INC. AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN
PROPOSAL FOUR: APPROVAL OF THE FTD COMPANIES, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
RELATED-PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
ANNUAL REPORT; AVAILABLE INFORMATION
  Exhibit A
FTD COMPANIES, INC. AMENDED AND RESTATED 2013 INCENTIVE COMPENSATION PLAN
ARTICLE ONE GENERAL PROVISIONS
ARTICLE TWO DISCRETIONARY GRANT PROGRAM
ARTICLE THREE STOCK ISSUANCE PROGRAM
ARTICLE FOUR INCENTIVE BONUS PROGRAM
ARTICLE FIVE MISCELLANEOUS
APPENDIX
  Exhibit B
FTD COMPANIES, INC. 2015 EMPLOYEE STOCK PURCHASE PLAN ADOPTED BY THE BOARD OF DIRECTORS: APRIL 22, 2015 EFFECTIVE: JUNE 9, 2015